                                                                Exhibit 4.5


         THIS INSTRUMENT PREPARED BY:


         __________________________
         Arthur A. Rouse, Esq.
         WYATT, TARRANT & COMBS
         2700 Citizens Plaza
         Louisville, Kentucky 40202
         (502) 589-5235


                         ASSIGNMENT OF LEASES AND RENTS
                         ------------------------------

                         (Hillsborough County, Florida)


                 THIS ASSIGNMENT OF LEASES AND RENTS (the "Assignment") is executed actually on the date indicated in the notarial certificate affixed hereto but is made effective as of February 12, 1996 by [i] MARSHALL PROPERTIES, INC., an Ohio corporation ("ASSIGNOR"), having a mailing address of 1100 Shawnee Road, Box 840, Lima, Ohio in favor of [ii] BANK ONE, KENTUCKY, N.A., a national banking association, having a mailing address of 416 West Jefferson Street, Louisville, Jefferson County, Kentucky 40232 ("ASSIGNEE").


                              W I T N E S S E T H:
                              -------------------

                 WHEREAS, Assignor is obligated to Assignee under and in connection with the Reimbursement Agreements and the Letters of Credit and the other "OBLIGATIONS" more particularly described in SCHEDULE 1 attached to and made a part hereof; and

                 WHEREAS, in connection with the execution and delivery of the Reimbursement Agreements, Assignee has required that Assignor absolutely assign and convey to Assignee all of Assignor's right, title and interest in, to and under any and all leases (hereinafter collectively referred to as the "LEASES" and singularly as a "LEASE") now or hereafter in existence (as amended or supplemented from time to time) and covering space in or applicable to the real estate more particularly described in EXHIBIT A attached to and made a part hereof (hereinafter referred to as the "PREMISES"), and Assignor desires and intends by this Assignment to absolutely assign and convey to Assignee all of Assignor's right, title and interest in, to and under the Leases;

                 NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, Assignor agrees as follows:

         1. ABSOLUTE ASSIGNMENT. Assignor does hereby absolutely sell, assign, transfer, convey and set over unto Assignee and its successors and assigns, all of the right, title and interest of Assignor in, to and under the Leases, together with all rents, earnings, income, issues and profits, arising from either the Premises, the Leases, or both the Premises and the Leases, and all other sums due or to become due under and pursuant thereto in each case (including but not limited to any early termination or other fees or charges payable by any tenant thereunder and any award or damages payable to Assignor pursuant to any bankruptcy, insolvency or reorganization proceeding affecting any tenant), together with any and all guaranties of or under any of said Leases, and security therefor, and together with all rights, powers, privileges, options and other benefits of Assignor in its capacity as lessor under the Leases, including, without limitation: the immediate and continuing right to receive and collect all rents, income, revenues, issues, profits, fees, condemnation awards, insurance proceeds, moneys and security payable or receivable under the Leases or pursuant to any of the provisions thereof, whether as rent or otherwise, the right to make all waivers and agreements, to give and receive all notices, consents and releases, and to take such action and exercise such remedies upon the happening of a default under any Lease, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of any Lease or by any law, and to do any and all other things whatsoever which the Assignor is or may become entitled to do under any such Lease. Notwithstanding the provisions of this Section 1, so long as no default shall exist under any of the Loan Documents defined in SCHEDULE 1 ("LOAN DOCUMENTS"), and no event shall have occurred which by the lapse of time or the giving of notice, or both, has or would become an event of default thereunder, Assignor shall have the right and license to occupy the Premises as landlord or otherwise and to collect, use and enjoy the rents, issues and profits and other sums payable under and by virtue of any Lease (but only as the same become due under the provisions of such Lease) and to enforce (subject to the provisions of this Assignment) the covenants of the Leases.

         2. DURATION OF ASSIGNMENT. This Assignment is made and given and shall remain in full force and effect until the payment, performance and observance, as applicable, of all of the terms, covenants and conditions to be paid, performed or observed under each of the Loan Documents, and promptly upon request of Assignor thereafter Assignee shall, at the cost and expense of Assignor and conditioned upon payment by Assignor of such costs and expenses, cause this Assignment (if the same has been recorded) to be released of record.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNOR. Assignor represents, warrants, covenants and agrees: [a] that Assignor has good right and authority to make this Assignment, and Assignor holds the entire and unencumbered rights of the landlord





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
under each of the Leases; [b] that neither Assignor nor any predecessor lessor has heretofore alienated, assigned, pledged or otherwise disposed of or encumbered the Leases or any of the sums due or to become due thereunder and that neither Assignor nor any predecessor lessor has performed any acts or executed any other instruments which might prevent Assignee from operating under any of the terms and conditions of this Assignment or which would limit Assignee in such operation; [c], except for any deposits received in the ordinary course of business from occupants of the Premises for which the Premises are duly licensed (collectively, the "LICENSEES"), that Assignor has not accepted or collected rent or any other payments under any Lease for any period subsequent to the current period for which such rent or other payment has already become due and payable; [d] that Assignor has not executed or granted any amendment or modification whatever of any of the Leases, either orally or in writing, except as theretofore disclosed in writing by Assignor to Assignee (and approved by Assignee, if such approval be required hereunder or under any other Loan Document); [e] that, except any defaults under agreements with Licensees, there is no default under any of the Leases now existing and no event has occurred and is continuing which, with the lapse of time or the giving of notice or both, would constitute an event of default under any of the Leases; [f] that Assignor will observe, perform and discharge, duly and punctually, all and singular the obligations, terms, covenants, conditions and warranties of the Loan Documents, this Assignment, and each other Lease, on the part of Assignor to be kept, observed and performed; [g] to enforce the performance of each and every obligation, term, covenant, condition and agreement in said Leases by any tenant to be performed; [h] to appear in and defend any action or proceeding arising under, occurring out of, or in any manner connected with said Leases or the obligations, duties or liabilities of Assignor or any tenant thereunder, and upon request by Assignee, to do so in the name and on behalf of Assignee, but at the expense of Assignor; [i] that Assignor will, upon the request of Assignee, execute and deliver to Assignee such further instruments and do and perform such other acts and things as Assignee reasonably may deem necessary or appropriate to make effective this Assignment and the various covenants of Assignor herein contained, and to more effectively vest in Assignee the sums due or hereafter to become due under the Leases, including, without limitation, the execution of such additional assignments as shall be deemed necessary by Assignee effectively to vest in Assignee all rents, income and profits from any and all Leases; [j] that, except for copies prior to an Event of Default of occupancy agreements with Licensees, Assignor will from time to time, promptly upon demand therefor, deliver to Assignee an executed counterpart of each and every Lease then affecting all or any portion of the Premises; and [k] that in the event any warranty or representation of Assignor herein shall be false, misleading or materially inaccurate or Assignor shall default in the observance or performance of any obligation, term, covenant or condition hereof, then, in each instance at the option of Assignee, after the giving by Assignee of any applicable notice and following the expiration of any period for cure provided for in the Loan Documents, the same shall vest Assignee with the absolute right to declare all sums evidenced thereby or due thereunder immediately due and payable and to exercise any and all rights and remedies provided thereunder and hereunder and under the other Loan Documents as well as such remedies as may be available at law or in equity, all of which rights and remedies shall be cumulative.

         4. ADDITIONAL COVENANTS OF ASSIGNOR. Assignor covenants and agrees that Assignor will not, without first obtaining in each instance the prior written consent of Assignee: [a] enter into any Lease without the prior written consent of Assignee, which consent may be granted or withheld in the sole and absolute discretion of Assignee; [b] either cancel any Lease nor accept a surrender thereof (except that Assignor may, with the prior written consent of Assignee and provided the reason for any refusal by Assignee so to consent is not patently unreasonable or capricious, terminate a Lease for which the tenant thereunder is in default); [c] either reduce the rent payable under any Lease or accept payment of any installment of rent in advance of the due date thereof; [d] change, amend, alter or modify any Lease or any of the terms or provisions thereof, or grant any concession in connection therewith; [e] consent to the release or reduction of the obligations of the tenant under any Lease; [f] assign, pledge encumber or otherwise transfer any Lease or Assignor's rights thereunder; [g] consent to an assignment of tenant's interest under any Lease or to a subletting thereof, except to the extent any such assignment or subletting is specifically authorized by such Lease; or [h] incur any indebtedness to the tenant or guarantor of any Lease, for borrowed money or otherwise, which may under any circumstances be availed of as an offset against the rent or other payments due thereunder; and any of the above acts, if done without the consent of Assignee, shall be, at the option of Assignee, null and void, and shall constitute a default hereunder.

         5. APPEARANCE IN ACTIONS. Assignee shall have the right, at Assignor's sole cost and expense, to appear in and defend any action or proceeding arising under or out of or in any manner connected with any Lease or the obligations, duties or liabilities of the landlord or tenant thereunder, and Assignor agrees to pay immediately upon request of Assignor all costs and expenses of Assignee, including reasonable attorneys' fees, in any such action or proceeding in which the Assignee in its sole discretion may appear.
Assignor shall give prompt notice to Lender of any notice received by Assignor of default by landlord or tenant under any Lease, or of a purported termination or intention of a tenant to terminate a Lease, together with a complete copy of any such notice.

         6. DIRECTION TO TENANTS. Assignor hereby consents to and irrevocably authorizes and directs the tenants under the Leases and





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
any successor to the interest of any of said tenants, upon demand and notice from Assignee of Assignee's right to receive the rents and other amounts under such Leases, to pay to Assignee the rents and other amounts due or to become due under the Leases, and said tenants shall have the right to rely upon such demand and notice from Assignee and shall pay such rents and other amounts to Assignee without any obligation or right to determine the actual existence of any default or event claimed by Assignee as the basis for Assignee's right to receive such rents and other amounts and notwithstanding any notice from or claim of Assignor to the contrary, and Assignor shall have no right to claim against said tenants for any such rents and other amounts so paid by said tenants to Assignee.

         7. ADDITIONAL RIGHTS UPON A DEFAULT. Upon the occurrence of a default under this Assignment or any of the other Loan Documents, Assignee, at its option, after the giving of any notice and expiration of opportunity for cure provided in the applicable Loan Documents, shall have the complete right, power and authority [a] without taking possession, to demand, collect and receive and sue for the rents and other sums payable under the Leases and, after deducting all reasonable costs and expenses of collection (including, without limitation, reasonable attorneys' fees) as determined by Assignee, apply the net proceeds thereof to the payment of any sums from time to time due under the Loan Documents; [b] to declare all sums due under the Loan Documents immediately due and payable, and, at the option of Assignee, to exercise any and all of the rights and remedies contained in the Loan Documents; and [c] without regard to the adequacy of any security for any of the Obligations described in SCHEDULE 1 hereto, at the option of Assignee, with or without process of law, personally or by agent or attorney, or by or by a receiver to be appointed by the court upon motion of Assignee, then and thereafter to enter upon, take and maintain possession of and operate the Premises, or any part thereof, together with all documents, books, records, papers, and accounts relating thereto and exclude Assignor and its agents and servants therefrom and hold, operate, manage and control the Premises or any part thereof as fully and to the same extent as Assignor could do if in possession and in such event, without limitation and at the expense of Assignor, from time to time, cause to be made all necessary or proper repairs, renewals, replacements, useful alterations, additions, betterments and improvements to the Premises, or any part thereof, as Assignee deems judicious, and pay taxes, assessments and prior or proper charges on the Premises, or any part thereof, and insure and reinsure the same, and lease the Premises, or any part thereof, for such terms and on such terms as Assignee deems desirable, including leases for terms expiring beyond the maturity of the indebtedness evidenced by any of the Loan Documents, and cancel any Lease or sublease thereof for any cause or on any ground which would entitle Assignor to cancel the same. Without limitation of the foregoing, Assignee, in addition to all other rights and remedies available to Assignee, shall be entitled to the appointment of a receiver of the rents, issues and profits of the Premises (including the Leases) as a matter of right and without notice, with power to collect such rents, issues and profits due and becoming due after default under this Assignment or the other Loan Documents, without regard to the value of the Premises (including the Leases) or the solvency of person or persons liable for the payment of the Obligations under the Loan Documents, and regardless of whether Assignee has an adequate remedy at law. Assignor for itself and any subsequent owner of the Premises (including the Leases) hereby waives any and all defenses to the application for a receiver, as above provided, and hereby specifically consents to such appointment without notice, except any notice required by law, but nothing herein contained is to be construed to deprive Assignee of any other right, remedy or privilege Assignee may have under the law to have a receiver appointed.

         8. APPLICATION OF AMOUNTS. After payment of all proper charges and expenses, including the just and reasonable compensation for the services of Assignee, its attorneys, agents, clerks, servants and others employed by Assignee in connection with the operation, management and control of the Premises and the conduct of the business thereof, and such further sums as may be sufficient to indemnify Assignee from and against any liability, loss or damage on account of any matter or thing done in good faith in pursuance of the rights and powers of Assignee hereunder, Assignee will credit the net amount of income which Assignee may receive by virtue of this Assignment and from the Premises to any and all amounts due or owing to Assignee from Assignor under the terms and provisions of the Loan Documents or otherwise in respect of any of the Obligations of Assignor to Assignee. The balance of such net income shall be released to or upon the order of Assignor. The manner of the application of such net income and the item or items which shall be credited shall be within the sole discretion of Assignee. In no event will the absolute assignment effected hereby reduce any sums due under any of the Loan Documents except to the extent, if any, that cash is actually received by Assignee and applied to the payment of such sums.

         9. LIMITATION OF LIABILITY. The acceptance by Assignee of this Assignment, with all of the rights, powers, privileges and authority so created, shall neither be deemed nor construed to constitute Assignee a mortgagee in possession nor at any time or in any event to impose any obligation whatsoever upon Assignee to appear in or defend any action or proceeding relating to the Leases or the Premises, or to take any action hereunder, or to expend any money or incur any expenses, or perform or discharge any obligation, duty or liability under the Leases, or to assume any obligation or responsibility for any security deposits or other deposits delivered to Assignor by any tenant and not assigned and delivered to Assignee, or render Assignee liable in any way for any injury or damage to person or property sustained by any person or entity in, on or about the Premises.

         10. SECURITY DEPOSITS. Upon any default (after the giving of any applicable required notice and/or expiration of cure provided under the Loan Documents) under this Assignment or the other Loan Documents, Assignor shall on demand of Assignee transfer to Assignee any security deposits held by Assignor under the terms of the Leases to be held by Assignee and applied in accordance with the provisions of the Leases. Until Assignee makes such demand and the deposits are paid over to Assignee the Assignee assumes no responsibility for any such security deposits. Assignor at all times shall deposit the same in an account, separated from its general funds, and if such deposits are required by law to be refunded to the respective tenants with interest thereon, such account shall be an interest bearing account.

         11. ATTORNEY IN FACT. Assignor hereby irrevocably appoints Assignee and its successors and assigns as the agent and attorney in fact of Assignor, which appointment is coupled with an interest and is irrevocable, to exercise any rights or remedies hereunder and under the Leases and to execute and deliver during the term of this Assignment such instruments as Assignee may deem necessary to more effectively convey the Leases and the other interests hereunder to Assignee and to provide constructive notice to third parties of this Assignment.

         12. NO WAIVERS. No modifications, indulgences, waivers, compromises, settlements, or variations of any of the terms of any of the Loan Documents shall impair in any manner any of the rights and remedies of Assignee under this Assignment. Assignor agrees that neither the collection of rents and the application thereof by Assignee to the payment of any of the sums due under the Loan Documents and otherwise as authorized by this Assignment, nor the entry upon and taking of possession of the Premises, or any part thereof, by Assignee shall cure or waive any default, or waive, modify or affect any notice of default under any of the Loan Documents, or invalidate any act done pursuant to such notice, and the enforcement of such rights and remedies by Assignee, once exercised, shall continue for so long as Assignee shall elect. If Assignee shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent default.

         13. REMEDIES CUMULATIVE. The rights and remedies of Assignee hereunder are cumulative and not in lieu of, but are in addition to, any rights or remedies which Assignee shall have under any of the Loan Documents, or at law or in equity, which rights and remedies may be exercised by Assignee either prior to, simultaneously with, or subsequent to, any action taken hereunder. The rights and remedies of Assignee may be exercised from time to time





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and as often as such exercise is deemed expedient, and the failure of Assignee to avail itself of any of the terms, provisions and conditions of this Assignment for any period of time, at any time or times, shall not be construed or deemed to be a waiver of any rights under the terms hereof.

         14. RIGHTS SURVIVE FORECLOSURE PROCEEDING. The right of Assignee to collect and receive the rents assigned hereunder or to take possession of the Premises, or to exercise any of the rights or powers herein granted to Assignee shall, to the extent not prohibited by law, also extend to the period from and after the filing of any suit to foreclose any lien created under any of the Loan Documents pertaining to the Premises, including any period allowed by law for the redemption of the Premises after any foreclosure sale.

         15. INDEMNIFICATION. Assignor agrees to indemnify and hold Assignee harmless of, from and against any and all liability, loss, damage or expense, which Assignee may or might incur under or by reason of this Assignment, and of and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking on the part of Assignee (other than obligations or undertakings of Assignee alleged to have arisen after the time, if applicable, at which Assignee entered into possession of the Premises) to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Assignee incur any such liability, loss or damage under or by reason of this Assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest thereon at the Index Rate of Lender plus 2%, shall be payable out of amounts collected by Assignee pursuant to this Assignment and the other Loan Documents, and Assignor shall reimburse Assignee therefor immediately upon demand, and upon failure of Assignor so to do, the same shall be a default hereunder, and Assignee may at Assignee's sole option exercise all rights and remedies available to Assignee thereupon under this Assignment and the other Loan Documents.

         16.     MISCELLANEOUS.
                 -------------

                 A. This Assignment shall be assignable by Assignee and all representations, warranties, covenants, powers and rights herein contained shall be binding upon, and inure to the benefit of, Assignor and Assignee and their respective successors and assigns.

                 B. Except for any notice required under applicable law to be given in another manner, any notice given hereunder shall be given in the manner stipulated by the Reimbursement Agreements described in SCHEDULE 1 hereto. Nothing contained in this Assignment shall be deemed to waive or modify in any respect any prohibition, restriction or condition contained in any mortgage





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
from Assignor to Assignee applicable to Assignor's entering into any Lease of all or any part of the Premises or in any other Loan Document.

                 C. This Assignment may be executed, acknowledged and delivered in any number of counterparts and each such counterpart shall constitute an original, but together such counterparts shall constitute only one instrument.

                 D. If any one or more of the provisions of this Assignment, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Assignment and all other applications of any such provision shall not be affected thereby.

                 E. Upon any sale, conveyance, transfer or exchange of all or a part of the Premises, the term "Assignor" as used herein shall include the transferee or grantee in such transaction. The preceding sentence shall not be deemed to permit any sale, conveyance, transfer or exchange which is prohibited or restricted by the terms of any of the Loan Documents.

                 F. The captions and headings of the various sections of this Assignment are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

                 G. This Assignment contains the final, complete and exclusive agreement of Assignor and Assignee concerning its subject matter, and may not be modified except in a writing signed by each of Assignor and Assignee.

         17. GOVERNING LAW. This Assignment was negotiated in the Commonwealth of Kentucky, the Reimbursement Agreements were delivered by Assignor and accepted by Assignee in the Commonwealth of Kentucky, and the Letters of Credit were issued from the Commonwealth of Kentucky, which state Assignor and Assignee agree has a substantial relationship to Assignor and Assignee and to the underlying transaction in connection with which this Assignment was granted. This Assignment, including matters of construction, validity and performance, and the obligations arising hereunder, shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky applicable to contracts made and performed in such state and any applicable law of the United States of America except to the extent that the real and personal property laws of the State of Florida, including laws





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
relating to the perfection, priority and enforcement of interests in real property located in Florida, necessarily shall apply to enforcement of this Assignment. Assignor hereby irrevocably agrees that any legal action, suit, or proceeding against Assignor with respect to the obligations or liabilities of Assignor or any other matter under or arising out of or in connection with this Assignment or the other Loan Documents or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the United States Courts for the Western District of Kentucky, or in the courts of the Commonwealth of Kentucky, as Lender may elect, and by execution and delivery of this Assignment, Assignor hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts IN PERSONA, generally and unconditionally with respect to any such action, suit, or proceeding for Assignor and in respect of Assignor's property. Assignor further agrees that final judgment against Assignor in any action, suit or proceeding referred to herein shall be conclusive and may be enforced in any other jurisdiction, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of the indebtedness of Assignor.

         18. WAIVER OF TRIAL BY JURY. THE ASSIGNOR AND ASSIGNEE ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY KNOWINGLY AND VOLUNTARILY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS ASSIGNMENT OR THE OTHER LOAN DOCUMENTS.

          <THE BALANCE OF THIS PAGE INTENTIONALLY HAS BEEN LEFT BLANK>

      IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

                                  "ASSIGNOR"

Signed, acknowledged and          MARSHALL PROPERTIES, INC., an Ohio
delivered in the presence          corporation
of:



__________________________             By: ___________________________
       Signature

__________________________             Printed Name: _________________
     Printed Name

                                       Title: ________________________

__________________________
       Signature

__________________________
      Printed Name


STATE OF _______________ )
                         : SS
COUNTY OF ______________ )

                 The foregoing instrument was acknowledged before me
this ____ day of February, 1996, by ______________________________ (name)
as ______________________________ (title) of Marshall Properties, Inc., an
Ohio corporation, on behalf of the corporation.
He/She:
(check one) ______                is personally known to me, or has
            ______                produced ____________________________
                                  as identification.


                                  __________________________________________

                                  __________________________________________
                                  Name: (Please Print)
                                  Notary Public, State of __________________
[AFFIX NOTARY SEAL]

                                   SCHEDULE 1
                                   ----------
                                       TO
                  ASSIGNMENT OF LEASES AND RENTS ("AGREEMENT)
                       BETWEEN MARSHALL PROPERTIES, INC.
                           AND BANK ONE, KENTUCKY, NA

                          (DESCRIPTION OF OBLIGATIONS)


                 The "OBLIGATIONS" referred to in the foregoing Agreement are as follows:

                 A. All indebtedness, liabilities and obligations arising under or evidenced by, and the performance of all covenants, conditions and agreements undertaken by each of the Borrowers hereinafter described in connection with, each of the following documents, including any renewals, extensions and amendments of any of them or substitutions or replacements for any of them (referred to hereinafter as the "REIMBURSEMENT AGREEMENT"):

                          (1)     Reimbursement Agreement dated as of February
12, 1996, to which Arbor Health Care Company, a Delaware corporation ("ARBOR"), Marshall Properties, Inc., an Ohio corporation ("MARSHALL") (Arbor and Marshall are referred to each individually as a "BORROWER" and collectively as the "BORROWERS"), and Bank One, Kentucky, NA, a national banking association ("LENDER"), are parties, referable to Letter of Credit No. S-6122 in the face amount of $27,506,250 issued by Lender for the joint and several account of Borrowers (the "LETTER OF CREDIT") as security for Promissory Note (Series 1996A-1) and Promissory Note (Series 1996A-2), both dated as of February 15, 1996, made jointly and severally by Borrowers to the order of Capital One Funding Corporation ("CAPITAL") in face principal amount of $13,500,000 and maturing on February 1, 2003.

                 B. The payment, performance and discharge of any and all obligations and liabilities of each Borrower, whether direct or indirect, absolute or contingent, due or not due, now existing or hereafter arising, in conjunction with issuance of the Letter of Credit (collectively, together with any extensions, renewals, amendments, substitutions or replacements thereof and therefor, the "LETTER OF CREDIT"), including but not limited to the obligations of each Borrower contained in any and all applications for the Letter of Credit (collectively, the "APPLICATIONS") executed and delivered as a condition to issuance of the Letter of Credit, and to pay on demand all drafts drawn under the Letter of Credit, and to reimburse Lender on demand of Lender for any amounts advanced by Lender for the account of either Borrower, at the option and in the exercise of the sole and absolute discretion of Lender, to satisfy such drafts, and to indemnify Lender from all loss or liability incurred by Lender in connection with the issuance of the Letter of Credit; and the payment of all fees and all other sums due under, and the performance of all covenants, conditions and other obligations due under or in connection with, the Reimbursement Agreement, the Applications, and any security agreements, mortgages, deeds of trust, guaranties, pledge agreements, assignments, subordination agreements, and any other documents or instruments heretofore, contemporaneously herewith or hereafter entered into by any Borrower or any other person or entity, with or for the benefit of Lender to evidence, secure or guarantee payment of the Letter of Credit, or otherwise entered into in connection with the Letter of Credit (such security agreements, mortgages, deeds of trust, guaranties, pledge agreements, assignments, subordination agreements, and other documents and instruments evidencing, securing, guaranteeing or otherwise entered into in connection with the Letter of Credit are referred to collectively as the "LOAN DOCUMENTS").

                 C. All expenses, costs and charges, of any nature whatsoever, including, without limitation, taxes, assessments, insurance premiums, repairs, rent, storage costs, expenses of collection and sale, and reasonable attorneys' fees, incurred by or for the account of Lender in preserving collateral for the Obligations and/or enforcing or seeking to enforce any of the rights and remedies of Lender under any of the Loan Documents.

                                   EXHIBIT A
                                   ---------
                                       to
                         Assignment of Leases and Rents

         The Northeast 1/4 of the Northeast 1/4 of the Southwest 1/4 of Section 22, Township 29 South, Range 20 East, Hillsborough County, Florida, LESS that portion in use as road right-of-way for Victoria Street off the North side AND LESS that part in use as road right-of-way for Kings Avenue off the East side thereof.

         THIS INSTRUMENT PREPARED BY:


         __________________________
         Arthur A. Rouse, Esq.
         WYATT, TARRANT & COMBS
         2700 Citizens Plaza
         Louisville, Kentucky 40202
         (502) 589-5235


                         ASSIGNMENT OF LEASES AND RENTS
                         ------------------------------

                         (Hillsborough County, Florida)


                 THIS ASSIGNMENT OF LEASES AND RENTS (the "Assignment") is executed actually on the date indicated in the notarial certificate affixed hereto but is made effective as of February 12, 1996 by [i] ARBOR HEALTH CARE COMPANY, a Delaware corporation ("ASSIGNOR"), having a mailing address of 1100 Shawnee Road, Box 840, Lima, Ohio in favor of [ii] BANK ONE, KENTUCKY, N.A., a national banking association, having a mailing address of 416 West Jefferson Street, Louisville, Jefferson County, Kentucky 40232 ("ASSIGNEE").


                              W I T N E S S E T H:
                              -------------------

                 WHEREAS, Assignor is obligated to Assignee under and in connection with the Reimbursement Agreements and the Letters of Credit and the other "OBLIGATIONS" more particularly described in SCHEDULE 1 attached to and made a part hereof; and

                 WHEREAS, in connection with the execution and delivery of the Reimbursement Agreements, Assignee has required that Assignor absolutely assign and convey to Assignee all of Assignor's right, title and interest in, to and under any and all leases (hereinafter collectively referred to as the "LEASES" and singularly as a "LEASE") now or hereafter in existence (as amended or supplemented from time to time) and covering space in or applicable to the real estate more particularly described in EXHIBIT A attached to and made a part hereof (hereinafter referred to as the "PREMISES"), and Assignor desires and intends by this Assignment to absolutely assign and convey to Assignee all of Assignor's right, title and interest in, to and under the Leases;

                 NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, Assignor agrees as follows:

         1. ABSOLUTE ASSIGNMENT. Assignor does hereby absolutely sell, assign, transfer, convey and set over unto Assignee and its successors and assigns, all of the right, title and interest of Assignor in, to and under the Leases, together with all rents, earnings, income, issues and profits, arising from either the Premises, the Leases, or both the Premises and the Leases, and all other sums due or to become due under and pursuant thereto in each case (including but not limited to any early termination or other fees or charges payable by any tenant thereunder and any award or damages payable to Assignor pursuant to any bankruptcy, insolvency or reorganization proceeding affecting any tenant), together with any and all guaranties of or under any of said Leases, and security therefor, and together with all rights, powers, privileges, options and other benefits of Assignor in its capacity as lessor under the Leases, including, without limitation: the immediate and continuing right to receive and collect all rents, income, revenues, issues, profits, fees, condemnation awards, insurance proceeds, moneys and security payable or receivable under the Leases or pursuant to any of the provisions thereof, whether as rent or otherwise, the right to make all waivers and agreements, to give and receive all notices, consents and releases, and to take such action and exercise such remedies upon the happening of a default under any Lease, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of any Lease or by any law, and to do any and all other things whatsoever which the Assignor is or may become entitled to do under any such Lease. Notwithstanding the provisions of this Section 1, so long as no default shall exist under any of the Loan Documents defined in SCHEDULE 1 ("LOAN DOCUMENTS"), and no event shall have occurred which by the lapse of time or the giving of notice, or both, has or would become an event of default thereunder, Assignor shall have the right and license to occupy the Premises as landlord or otherwise and to collect, use and enjoy the rents, issues and profits and other sums payable under and by virtue of any Lease (but only as the same become due under the provisions of such Lease) and to enforce (subject to the provisions of this Assignment) the covenants of the Leases.

         2. DURATION OF ASSIGNMENT. This Assignment is made and given and shall remain in full force and effect until the payment, performance and observance, as applicable, of all of the terms, covenants and conditions to be paid, performed or observed under each of the Loan Documents, and promptly upon request of Assignor thereafter Assignee shall, at the cost and expense of Assignor and conditioned upon payment by Assignor of such costs and expenses, cause this Assignment (if the same has been recorded) to be released of record.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNOR. Assignor represents, warrants, covenants and agrees: [a] that Assignor has good right and authority to make this Assignment, and Assignor holds the entire and unencumbered rights of the landlord under each of the Leases; [b] that neither Assignor nor any predecessor lessor has heretofore alienated, assigned, pledged or otherwise disposed of or encumbered the Leases or any of the sums due or to become due thereunder and that neither Assignor nor any predecessor lessor has performed any acts or executed any other instruments which might prevent Assignee from operating under any of the terms and conditions of this Assignment or which would limit Assignee in such operation; [c], except for any deposits received in the ordinary course of business from occupants of the Premises for which the Premises are duly licensed (collectively, the "LICENSEES"), that Assignor has not accepted or collected rent or any other payments under any Lease for any period subsequent to the current period for which such rent or other payment has already become due and payable; [d] that Assignor has not executed or granted any amendment or modification whatever of any of the Leases, either orally or in writing, except as theretofore disclosed in writing by Assignor to Assignee (and approved by Assignee, if such approval be required hereunder or under any other Loan Document); [e] that, except any defaults under agreements with Licensees, there is no default under any of the Leases now existing and no event has occurred and is continuing which, with the lapse of time or the giving of notice or both, would constitute an event of default under any of the Leases; [f] that Assignor will observe, perform and discharge, duly and punctually, all and singular the obligations, terms, covenants, conditions and warranties of the Loan Documents, this Assignment, and each other Lease, on the part of Assignor to be kept, observed and performed; [g] to enforce the performance of each and every obligation, term, covenant, condition and agreement in said Leases by any tenant to be performed; [h] to appear in and defend any action or proceeding arising under, occurring out of, or in any manner connected with said Leases or the obligations, duties or liabilities of Assignor or any tenant thereunder, and upon request by Assignee, to do so in the name and on behalf of Assignee, but at the expense of Assignor; [i] that Assignor will, upon the request of Assignee, execute and deliver to Assignee such further instruments and do and perform such other acts and things as Assignee reasonably may deem necessary or appropriate to make effective this Assignment and the various covenants of Assignor herein contained, and to more effectively vest in Assignee the sums due or hereafter to become due under the Leases, including, without limitation, the execution of such additional assignments as shall be deemed necessary by Assignee effectively to vest in Assignee all rents, income and profits from any and all Leases; [j] that, except for copies prior to an Event of Default of occupancy agreements with Licensees, Assignor will from time to time, promptly upon demand therefor, deliver to Assignee an executed counterpart of each and every Lease then affecting all or any portion of the Premises; and [k] that in the event any warranty or representation of Assignor herein shall be false, misleading or materially inaccurate or Assignor shall default in the observance or performance of any obligation, term, covenant or condition hereof, then, in each instance at the option of Assignee, after the giving by Assignee of any applicable notice and following the expiration of any period for cure provided for in the Loan Documents, the same shall vest Assignee with the absolute right to declare all sums evidenced thereby or due thereunder immediately due and payable and to exercise any and all rights and remedies provided thereunder and hereunder and under the other Loan Documents as well as such remedies as may be available at law or in equity, all of which rights and remedies shall be cumulative.

         4. ADDITIONAL COVENANTS OF ASSIGNOR. Assignor covenants and agrees that Assignor will not, without first obtaining in each instance the prior written consent of Assignee: [a] enter into any Lease without the prior written consent of Assignee, which consent may be granted or withheld in the sole and absolute discretion of Assignee; [b] either cancel any Lease nor accept a surrender thereof (except that Assignor may, with the prior written consent of Assignee and provided the reason for any refusal by Assignee so to consent is not patently unreasonable or capricious, terminate a Lease for which the tenant thereunder is in default); [c] either reduce the rent payable under any Lease or accept payment of any installment of rent in advance of the due date thereof; [d] change, amend, alter or modify any Lease or any of the terms or provisions thereof, or grant any concession in connection therewith; [e] consent to the release or reduction of the obligations of the tenant under any Lease; [f] assign, pledge encumber or otherwise transfer any Lease or Assignor's rights thereunder; [g] consent to an assignment of tenant's interest under any Lease or to a subletting thereof, except to the extent any such assignment or subletting is specifically authorized by such Lease; or [h] incur any indebtedness to the tenant or guarantor of any Lease, for borrowed money or otherwise, which may under any circumstances be availed of as an offset against the rent or other payments due thereunder; and any of the above acts, if done without the consent of Assignee, shall be, at the option of Assignee, null and void, and shall constitute a default hereunder.

         5. APPEARANCE IN ACTIONS. Assignee shall have the right, at Assignor's sole cost and expense, to appear in and defend any action or proceeding arising under or out of or in any manner connected with any Lease or the obligations, duties or liabilities of the landlord or tenant thereunder, and Assignor agrees to pay immediately upon request of Assignor all costs and expenses of Assignee, including reasonable attorneys' fees, in any such action or proceeding in which the Assignee in its sole discretion may appear.
Assignor shall give prompt notice to Lender of any notice received by Assignor of default by landlord or tenant under any Lease, or of a purported termination or intention of a tenant to terminate a Lease, together with a complete copy of any such notice.

         6. DIRECTION TO TENANTS. Assignor hereby consents to and irrevocably authorizes and directs the tenants under the Leases and any successor to the interest of any of said tenants, upon demand and notice from Assignee of Assignee's right to receive the rents and other amounts under such Leases, to pay to Assignee the rents and other amounts due or to become due under the Leases, and said tenants shall have the right to rely upon such demand and notice from Assignee and shall pay such rents and other amounts to Assignee without any obligation or right to determine the actual existence of any default or event claimed by Assignee as the basis for Assignee's right to receive such rents and other amounts and notwithstanding any notice from or claim of Assignor to the contrary, and Assignor shall have no right to claim against said tenants for any such rents and other amounts so paid by said tenants to Assignee.

         7. ADDITIONAL RIGHTS UPON A DEFAULT. Upon the occurrence of a default under this Assignment or any of the other Loan Documents, Assignee, at its option, after the giving of any notice and expiration of opportunity for cure provided in the applicable Loan Documents, shall have the complete right, power and authority [a] without taking possession, to demand, collect and receive and sue for the rents and other sums payable under the Leases and, after deducting all reasonable costs and expenses of collection (including, without limitation, reasonable attorneys' fees) as determined by Assignee, apply the net proceeds thereof to the payment of any sums from time to time due under the Loan Documents; [b] to declare all sums due under the Loan Documents immediately due and payable, and, at the option of Assignee, to exercise any and all of the rights and remedies contained in the Loan Documents; and [c] without regard to the adequacy of any security for any of the Obligations described in SCHEDULE 1 hereto, at the option of Assignee, with or without process of law, personally or by agent or attorney, or by or by a receiver to be appointed by the court upon motion of Assignee, then and thereafter to enter upon, take and maintain possession of and operate the Premises, or any part thereof, together with all documents, books, records, papers, and accounts relating thereto and exclude Assignor and its agents and servants therefrom and hold, operate, manage and control the Premises or any part thereof as fully and to the same extent as Assignor could do if in possession and in such event, without limitation and at the expense of Assignor, from time to time, cause to be made all necessary or proper repairs, renewals, replacements, useful alterations, additions, betterments and improvements to the Premises, or any part thereof, as Assignee deems judicious, and pay taxes, assessments and prior or proper charges on the Premises, or any part thereof, and insure and reinsure the same, and lease the Premises, or any part thereof, for such terms and on such terms as Assignee deems desirable, including leases for terms expiring beyond the maturity of the indebtedness evidenced by any of the Loan Documents, and cancel any Lease or sublease thereof for any cause or on any ground which would entitle Assignor to cancel the same. Without limitation of the foregoing, Assignee, in addition to all other rights and remedies available to Assignee, shall be entitled to the appointment of a receiver of the rents, issues and profits of the Premises (including the Leases) as a matter of right and without notice, with power to collect such rents, issues and profits due and becoming due after default under this Assignment or the other Loan Documents, without regard to the value of the Premises (including the Leases) or the solvency of person or persons liable for the payment of the Obligations under the Loan Documents, and regardless of whether Assignee has an adequate remedy at law. Assignor for itself and any subsequent owner of the Premises (including the Leases) hereby waives any and all defenses to the application for a receiver, as above provided, and hereby specifically consents to such appointment without notice, except any notice required by law, but nothing herein contained is to be construed to deprive Assignee of any other right, remedy or privilege Assignee may have under the law to have a receiver appointed.

         8. APPLICATION OF AMOUNTS. After payment of all proper charges and expenses, including the just and reasonable compensation for the services of Assignee, its attorneys, agents, clerks, servants and others employed by Assignee in connection with the operation, management and control of the Premises and the conduct of the business thereof, and such further sums as may be sufficient to indemnify Assignee from and against any liability, loss or damage on account of any matter or thing done in good faith in pursuance of the rights and powers of Assignee hereunder, Assignee will credit the net amount of income which Assignee may receive by virtue of this Assignment and from the Premises to any and all amounts due or owing to Assignee from Assignor under the terms and provisions of the Loan Documents or otherwise in respect of any of the Obligations of Assignor to Assignee. The balance of such net income shall be released to or upon the order of Assignor. The manner of the application of such net income and the item or items which shall be credited shall be within the sole discretion of Assignee. In no event will the absolute assignment effected hereby reduce any sums due under any of the Loan Documents except to the extent, if any, that cash is actually received by Assignee and applied to the payment of such sums.

         9. LIMITATION OF LIABILITY. The acceptance by Assignee of this Assignment, with all of the rights, powers, privileges and authority so created, shall neither be deemed nor construed to constitute Assignee a mortgagee in possession nor at any time or in any event to impose any obligation whatsoever upon Assignee to appear in or defend any action or proceeding relating to the Leases or the Premises, or to take any action hereunder, or to expend any money or incur any expenses, or perform or discharge any obligation, duty or liability under the Leases, or to assume any obligation or responsibility for any security deposits or other deposits delivered to Assignor by any tenant and not assigned and delivered to Assignee, or render Assignee liable in any way for any injury or damage to person or property sustained by any person or entity in, on or about the Premises.

         10. SECURITY DEPOSITS. Upon any default (after the giving of any applicable required notice and/or expiration of cure provided under the Loan Documents) under this Assignment or the other Loan Documents, Assignor shall on demand of Assignee transfer to Assignee any security deposits held by Assignor under the terms of the Leases to be held by Assignee and applied in accordance with the provisions of the Leases. Until Assignee makes such demand and the deposits are paid over to Assignee the Assignee assumes no responsibility for any such security deposits. Assignor at all times shall deposit the same in an account, separated from its general funds, and if such deposits are required by law to be refunded to the respective tenants with interest thereon, such account shall be an interest bearing account.

         11. ATTORNEY IN FACT. Assignor hereby irrevocably appoints Assignee and its successors and assigns as the agent and attorney in fact of Assignor, which appointment is coupled with an interest and is irrevocable, to exercise any rights or remedies hereunder and under the Leases and to execute and deliver during the term of this Assignment such instruments as Assignee may deem necessary to more effectively convey the Leases and the other interests hereunder to Assignee and to provide constructive notice to third parties of this Assignment.

         12. NO WAIVERS. No modifications, indulgences, waivers, compromises, settlements, or variations of any of the terms of any of the Loan Documents shall impair in any manner any of the rights and remedies of Assignee under this Assignment. Assignor agrees that neither the collection of rents and the application thereof by Assignee to the payment of any of the sums due under the Loan Documents and otherwise as authorized by this Assignment, nor the entry upon and taking of possession of the Premises, or any part thereof, by Assignee shall cure or waive any default, or waive, modify or affect any notice of default under any of the Loan Documents, or invalidate any act done pursuant to such notice, and the enforcement of such rights and remedies by Assignee, once exercised, shall continue for so long as Assignee shall elect. If Assignee shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent default.

         13. REMEDIES CUMULATIVE. The rights and remedies of Assignee hereunder are cumulative and not in lieu of, but are in addition to, any rights or remedies which Assignee shall have under any of the Loan Documents, or at law or in equity, which rights and remedies may be exercised by Assignee either prior to, simultaneously with, or subsequent to, any action taken hereunder. The rights and remedies of Assignee may be exercised from time to time and as often as such exercise is deemed expedient, and the failure of Assignee to avail itself of any of the terms, provisions and conditions of this Assignment for any period of time, at any time or times, shall not be construed or deemed to be a waiver of any rights under the terms hereof.

         14. RIGHTS SURVIVE FORECLOSURE PROCEEDING. The right of Assignee to collect and receive the rents assigned hereunder or to take possession of the Premises, or to exercise any of the rights or powers herein granted to Assignee shall, to the extent not prohibited by law, also extend to the period from and after the filing of any suit to foreclose any lien created under any of the Loan Documents pertaining to the Premises, including any period allowed by law for the redemption of the Premises after any foreclosure sale.

         15. INDEMNIFICATION. Assignor agrees to indemnify and hold Assignee harmless of, from and against any and all liability, loss, damage or expense, which Assignee may or might incur under or by reason of this Assignment, and of and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking on the part of Assignee (other than obligations or undertakings of Assignee alleged to have arisen after the time, if applicable, at which Assignee entered into possession of the Premises) to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Assignee incur any such liability, loss or damage under or by reason of this Assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest thereon at the Index Rate of Lender plus 2%, shall be payable out of amounts collected by Assignee pursuant to this Assignment and the other Loan Documents, and Assignor shall reimburse Assignee therefor immediately upon demand, and upon failure of Assignor so to do, the same shall be a default hereunder, and Assignee may at Assignee's sole option exercise all rights and remedies available to Assignee thereupon under this Assignment and the other Loan Documents.

         16.     MISCELLANEOUS.
                 -------------

                 A. This Assignment shall be assignable by Assignee and all representations, warranties, covenants, powers and rights herein contained shall be binding upon, and inure to the benefit of, Assignor and Assignee and their respective successors and assigns.

                 B. Except for any notice required under applicable law to be given in another manner, any notice given hereunder shall be given in the manner stipulated by the Reimbursement Agreements described in SCHEDULE 1 hereto. Nothing contained in this Assignment shall be deemed to waive or modify in any respect any prohibition, restriction or condition contained in any mortgage from Assignor to Assignee applicable to Assignor's entering into any Lease of all or any part of the Premises or in any other Loan Document.

                 C. This Assignment may be executed, acknowledged and delivered in any number of counterparts and each such counterpart shall constitute an original, but together such counterparts shall constitute only one instrument.

                 D. If any one or more of the provisions of this Assignment, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Assignment and all other applications of any such provision shall not be affected thereby.

                 E. Upon any sale, conveyance, transfer or exchange of all or a part of the Premises, the term "Assignor" as used herein shall include the transferee or grantee in such transaction. The preceding sentence shall not be deemed to permit any sale, conveyance, transfer or exchange which is prohibited or restricted by the terms of any of the Loan Documents.

                 F. The captions and headings of the various sections of this Assignment are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

                 G. This Assignment contains the final, complete and exclusive agreement of Assignor and Assignee concerning its subject matter, and may not be modified except in a writing signed by each of Assignor and Assignee.

         17. GOVERNING LAW. This Assignment was negotiated in the Commonwealth of Kentucky, the Reimbursement Agreements were delivered by Assignor and accepted by Assignee in the Commonwealth of Kentucky, and the Letters of Credit were issued from the Commonwealth of Kentucky, which state Assignor and Assignee agree has a substantial relationship to Assignor and Assignee and to the underlying transaction in connection with which this Assignment was granted. This Assignment, including matters of construction, validity and performance, and the obligations arising hereunder, shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky applicable to contracts made and performed in such state and any applicable law of the United States of America except to the extent that the real and personal property laws of the State of Florida, including laws relating to the perfection, priority and enforcement of interests in real property located in Florida, necessarily shall apply to enforcement of this Assignment. Assignor hereby irrevocably agrees that any legal action, suit, or proceeding against Assignor with respect to the obligations or liabilities of Assignor or any other matter under or arising out of or in connection with this Assignment or the other Loan Documents or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the United States Courts for the Western District of Kentucky, or in the courts of the Commonwealth of Kentucky, as Lender may elect, and by execution and delivery of this Assignment, Assignor hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts IN PERSONA, generally and unconditionally with respect to any such action, suit, or proceeding for Assignor and in respect of Assignor's property. Assignor further agrees that final judgment against Assignor in any action, suit or proceeding referred to herein shall be conclusive and may be enforced in any other jurisdiction, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of the indebtedness of Assignor.

         18. WAIVER OF TRIAL BY JURY. THE ASSIGNOR AND ASSIGNEE ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY KNOWINGLY AND VOLUNTARILY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS ASSIGNMENT OR THE OTHER LOAN DOCUMENTS.

          <THE BALANCE OF THIS PAGE INTENTIONALLY HAS BEEN LEFT BLANK>

        IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

                                  "ASSIGNOR"

Signed, acknowledged and          ARBOR HEALTH CARE COMPANY, a
delivered in the presence          Delaware corporation
of:



__________________________             By: ___________________________
       Signature

__________________________             Printed Name: _________________
     Printed Name

                                       Title: ________________________

__________________________
       Signature

__________________________
      Printed Name


STATE OF _______________ )
                         : SS
COUNTY OF ______________ )

        The foregoing instrument was acknowledged before me this ____ day of February, 1996, by ______________________________ (name) as __________________
(title) of Arbor Health Care Company, a Delaware corporation, on behalf of the corporation.
He/She:
(check one) ______                is personally known to me, or has
            ______                produced ____________________________
                                  as identification.


                                  __________________________________________

                                  __________________________________________
                                  Name: (Please Print)
                                  Notary Public, State of __________________
[AFFIX NOTARY SEAL]






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
                                   SCHEDULE 1
                                   ----------
                                       TO
                  ASSIGNMENT OF LEASES AND RENTS ("AGREEMENT)
                       BETWEEN ARBOR HEALTH CARE COMPANY
                           AND BANK ONE, KENTUCKY, NA

                          (DESCRIPTION OF OBLIGATIONS)


                 The "OBLIGATIONS" referred to in the foregoing Agreement are as follows:

                 A. All indebtedness, liabilities and obligations arising under or evidenced by, and the performance of all covenants, conditions and agreements undertaken by each of the Borrowers hereinafter described in connection with, each of the following documents, including any renewals, extensions and amendments of any of them or substitutions or replacements for any of them (referred to hereinafter as the "REIMBURSEMENT AGREEMENT"):

                          (1)     Reimbursement Agreement dated as of February
12, 1996, to which Arbor Health Care Company, a Delaware corporation ("ARBOR"), Marshall Properties, Inc., an Ohio corporation ("MARSHALL") (Arbor and Marshall are referred to each individually as a "BORROWER" and collectively as the "BORROWERS"), and Bank One, Kentucky, NA, a national banking association ("LENDER"), are parties, referable to Letter of Credit No. S-6122 in the face amount of $27,506,250 issued by Lender for the joint and several account of Borrowers (the "LETTER OF CREDIT") as security for Promissory Note (Series 1996A-1) and Promissory Note (Series 1996A-2), both dated as of February 15, 1996, made jointly and severally by Borrowers to the order of Capital One Funding Corporation ("CAPITAL") in face principal amount of $13,500,000 and maturing on February 1, 2003.

                 B. The payment, performance and discharge of any and all obligations and liabilities of each Borrower, whether direct or indirect, absolute or contingent, due or not due, now existing or hereafter arising, in conjunction with issuance of the Letter of Credit (collectively, together with any extensions, renewals, amendments, substitutions or replacements thereof and therefor, the "LETTER OF CREDIT"), including but not limited to the obligations of each Borrower contained in any and all applications for the Letter of Credit (collectively, the "APPLICATIONS") executed and delivered as a condition to issuance of the Letter of Credit, and to pay on demand all drafts drawn under the Letter of Credit, and to reimburse Lender on demand of Lender for any amounts advanced by Lender for the account of either Borrower, at the option and in the exercise of the sole and absolute discretion of Lender, to satisfy such drafts, and to indemnify Lender from all loss or liability incurred by Lender in connection with the issuance of the Letter of Credit; and the payment of all fees and all other sums due under,





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
and the performance of all covenants, conditions and other obligations due under or in connection with, the Reimbursement Agreement, the Applications, and any security agreements, mortgages, deeds of trust, guaranties, pledge agreements, assignments, subordination agreements, and any other documents or instruments heretofore, contemporaneously herewith or hereafter entered into by any Borrower or any other person or entity, with or for the benefit of Lender to evidence, secure or guarantee payment of the Letter of Credit, or otherwise entered into in connection with the Letter of Credit (such security agreements, mortgages, deeds of trust, guaranties, pledge agreements, assignments, subordination agreements, and other documents and instruments evidencing, securing, guaranteeing or otherwise entered into in connection with the Letter of Credit are referred to collectively as the "LOAN DOCUMENTS").

                 C. All expenses, costs and charges, of any nature whatsoever, including, without limitation, taxes, assessments, insurance premiums, repairs, rent, storage costs, expenses of collection and sale, and reasonable attorneys' fees, incurred by or for the account of Lender in preserving collateral for the Obligations and/or enforcing or seeking to enforce any of the rights and remedies of Lender under any of the Loan Documents.





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
                                   EXHIBIT A
                                   ---------
                                       to
                         Assignment of Leases and Rents

         That part of the East 1/2 of the Northeast 1/4 of the Southwest 1/4 of
         Section 8, Township 28 South, Range 19 East, Hillsborough County, Florida, being more particularly described as follows:

         From the Southeast corner of the said East 1/2 run North 00 degrees 00 minutes 35 seconds West along the East boundary of said East 1/2, a distance of 45.00 feet for a POINT OF BEGINNING; continue North 00 degrees 00 minutes 35 seconds West along the East boundary of said East 1/2, a distance 61.42 feet; run thence West 245.98 feet; run thence North 00 degrees 00 minutes 35 seconds West along a line parallel to and 245.98 feet West of the East boundary of said East 1/2, a distance of 570.22 feet to a point on the South right-of-way boundary of Campus Hill Drive; run thence West along the South right-of-way boundary of Campus Hill Drive a distance of 419.82 feet to a point on the West boundary of said East 1/2, also being the East boundary of CAMPUS HILL PARK-UNIT 1, as per plat recorded in Plat Book 37, page 28 of the public records of Hillsborough County, Florida; run thence South 00 degrees 00 minutes 36 seconds East along said West boundary of said East 1/2, a distance of 539.56 feet; run thence North 89 degrees 44 minutes 56 seconds East along a line parallel to and
         140.00 feet North of the South boundary of said East 1/2, a distance of 40.00 feet; run thence South 00 degrees 00 minutes 36 seconds East along a line parallel to and 40 feet East of the West boundary of said East 1/2, a distance of 95.00 feet; run thence North 89 degrees 44 minutes 56 seconds East along a line parallel to and 45.00 feet North of the South boundary of said East 1/2, a distance of 625.80 feet to the POINT OF BEGINNING.





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

         THIS INSTRUMENT PREPARED BY:


         __________________________
         Arthur A. Rouse, Esq.
         WYATT, TARRANT & COMBS
         2700 Citizens Plaza
         Louisville, Kentucky 40202
         (502) 589-5235


                         ASSIGNMENT OF LEASES AND RENTS
                         ------------------------------

                           (Pinellas County, Florida)


                 THIS ASSIGNMENT OF LEASES AND RENTS (the "Assignment") is executed actually on the date indicated in the notarial certificate affixed hereto but is made effective as of February 12, 1996 by [i] ARBOR HEALTH CARE COMPANY, a Delaware corporation ("ASSIGNOR"), having a mailing address of 1100 Shawnee Road, Box 840, Lima, Ohio in favor of [ii] BANK ONE, KENTUCKY, N.A., a national banking association, having a mailing address of 416 West Jefferson Street, Louisville, Jefferson County, Kentucky 40232 ("ASSIGNEE").


                              W I T N E S S E T H:
                              -------------------

                 WHEREAS, Assignor is obligated to Assignee under and in connection with the Reimbursement Agreements and the Letters of Credit and the other "OBLIGATIONS" more particularly described in SCHEDULE 1 attached to and made a part hereof; and

                 WHEREAS, in connection with the execution and delivery of the Reimbursement Agreements, Assignee has required that Assignor absolutely assign and convey to Assignee all of Assignor's right, title and interest in, to and under any and all leases (hereinafter collectively referred to as the "LEASES" and singularly as a "LEASE") now or hereafter in existence (as amended or supplemented from time to time) and covering space in or applicable to the real estate more particularly described in EXHIBIT A attached to and made a part hereof (hereinafter referred to as the "PREMISES"), and Assignor desires and intends by this Assignment to absolutely assign and convey to Assignee all of Assignor's right, title and interest in, to and under the Leases;

                 NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, Assignor agrees as follows:

         1. ABSOLUTE ASSIGNMENT. Assignor does hereby absolutely sell, assign, transfer, convey and set over unto Assignee and its successors and assigns, all of the right, title and interest of Assignor in, to and under the Leases, together with all rents, earnings, income, issues and profits, arising from either the Premises, the Leases, or both the Premises and the Leases, and all other sums due or to become due under and pursuant thereto in each case (including but not limited to any early termination or other fees or charges payable by any tenant thereunder and any award or damages payable to Assignor pursuant to any bankruptcy, insolvency or reorganization proceeding affecting any tenant), together with any and all guaranties of or under any of said Leases, and security therefor, and together with all rights, powers, privileges, options and other benefits of Assignor in its capacity as lessor under the Leases, including, without limitation: the immediate and continuing right to receive and collect all rents, income, revenues, issues, profits, fees, condemnation awards, insurance proceeds, moneys and security payable or receivable under the Leases or pursuant to any of the provisions thereof, whether as rent or otherwise, the right to make all waivers and agreements, to give and receive all notices, consents and releases, and to take such action and exercise such remedies upon the happening of a default under any Lease, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of any Lease or by any law, and to do any and all other things whatsoever which the Assignor is or may become entitled to do under any such Lease. Notwithstanding the provisions of this Section 1, so long as no default shall exist under any of the Loan Documents defined in SCHEDULE 1 ("LOAN DOCUMENTS"), and no event shall have occurred which by the lapse of time or the giving of notice, or both, has or would become an event of default thereunder, Assignor shall have the right and license to occupy the Premises as landlord or otherwise and to collect, use and enjoy the rents, issues and profits and other sums payable under and by virtue of any Lease (but only as the same become due under the provisions of such Lease) and to enforce (subject to the provisions of this Assignment) the covenants of the Leases.

         2. DURATION OF ASSIGNMENT. This Assignment is made and given and shall remain in full force and effect until the payment, performance and observance, as applicable, of all of the terms, covenants and conditions to be paid, performed or observed under each of the Loan Documents, and promptly upon request of Assignor thereafter Assignee shall, at the cost and expense of Assignor and conditioned upon payment by Assignor of such costs and expenses, cause this Assignment (if the same has been recorded) to be released of record.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNOR. Assignor represents, warrants, covenants and agrees: [a] that Assignor has good right and authority to make this Assignment, and Assignor holds the entire and unencumbered rights of the landlord





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
under each of the Leases; [b] that neither Assignor nor any predecessor lessor has heretofore alienated, assigned, pledged or otherwise disposed of or encumbered the Leases or any of the sums due or to become due thereunder and that neither Assignor nor any predecessor lessor has performed any acts or executed any other instruments which might prevent Assignee from operating under any of the terms and conditions of this Assignment or which would limit Assignee in such operation; [c], except for any deposits received in the ordinary course of business from occupants of the Premises for which the Premises are duly licensed (collectively, the "LICENSEES"), that Assignor has not accepted or collected rent or any other payments under any Lease for any period subsequent to the current period for which such rent or other payment has already become due and payable; [d] that Assignor has not executed or granted any amendment or modification whatever of any of the Leases, either orally or in writing, except as theretofore disclosed in writing by Assignor to Assignee (and approved by Assignee, if such approval be required hereunder or under any other Loan Document); [e] that, except any defaults under agreements with Licensees, there is no default under any of the Leases now existing and no event has occurred and is continuing which, with the lapse of time or the giving of notice or both, would constitute an event of default under any of the Leases; [f] that Assignor will observe, perform and discharge, duly and punctually, all and singular the obligations, terms, covenants, conditions and warranties of the Loan Documents, this Assignment, and each other Lease, on the part of Assignor to be kept, observed and performed; [g] to enforce the performance of each and every obligation, term, covenant, condition and agreement in said Leases by any tenant to be performed; [h] to appear in and defend any action or proceeding arising under, occurring out of, or in any manner connected with said Leases or the obligations, duties or liabilities of Assignor or any tenant thereunder, and upon request by Assignee, to do so in the name and on behalf of Assignee, but at the expense of Assignor; [i] that Assignor will, upon the request of Assignee, execute and deliver to Assignee such further instruments and do and perform such other acts and things as Assignee reasonably may deem necessary or appropriate to make effective this Assignment and the various covenants of Assignor herein contained, and to more effectively vest in Assignee the sums due or hereafter to become due under the Leases, including, without limitation, the execution of such additional assignments as shall be deemed necessary by Assignee effectively to vest in Assignee all rents, income and profits from any and all Leases; [j] that, except for copies prior to an Event of Default of occupancy agreements with Licensees, Assignor will from time to time, promptly upon demand therefor, deliver to Assignee an executed counterpart of each and every Lease then affecting all or any portion of the Premises; and [k] that in the event any warranty or representation of Assignor herein shall be false, misleading or materially inaccurate or Assignor shall default in the observance or performance of any obligation, term, covenant or condition hereof, then, in each instance at the option





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
of Assignee, after the giving by Assignee of any applicable notice and following the expiration of any period for cure provided for in the Loan Documents, the same shall vest Assignee with the absolute right to declare all sums evidenced thereby or due thereunder immediately due and payable and to exercise any and all rights and remedies provided thereunder and hereunder and under the other Loan Documents as well as such remedies as may be available at law or in equity, all of which rights and remedies shall be cumulative.

         4. ADDITIONAL COVENANTS OF ASSIGNOR. Assignor covenants and agrees that Assignor will not, without first obtaining in each instance the prior written consent of Assignee: [a] enter into any Lease without the prior written consent of Assignee, which consent may be granted or withheld in the sole and absolute discretion of Assignee; [b] either cancel any Lease nor accept a surrender thereof (except that Assignor may, with the prior written consent of Assignee and provided the reason for any refusal by Assignee so to consent is not patently unreasonable or capricious, terminate a Lease for which the tenant thereunder is in default); [c] either reduce the rent payable under any Lease or accept payment of any installment of rent in advance of the due date thereof; [d] change, amend, alter or modify any Lease or any of the terms or provisions thereof, or grant any concession in connection therewith; [e] consent to the release or reduction of the obligations of the tenant under any Lease; [f] assign, pledge encumber or otherwise transfer any Lease or Assignor's rights thereunder; [g] consent to an assignment of tenant's interest under any Lease or to a subletting thereof, except to the extent any such assignment or subletting is specifically authorized by such Lease; or [h] incur any indebtedness to the tenant or guarantor of any Lease, for borrowed money or otherwise, which may under any circumstances be availed of as an offset against the rent or other payments due thereunder; and any of the above acts, if done without the consent of Assignee, shall be, at the option of Assignee, null and void, and shall constitute a default hereunder.

         5. APPEARANCE IN ACTIONS. Assignee shall have the right, at Assignor's sole cost and expense, to appear in and defend any action or proceeding arising under or out of or in any manner connected with any Lease or the obligations, duties or liabilities of the landlord or tenant thereunder, and Assignor agrees to pay immediately upon request of Assignor all costs and expenses of Assignee, including reasonable attorneys' fees, in any such action or proceeding in which the Assignee in its sole discretion may appear.
Assignor shall give prompt notice to Lender of any notice received by Assignor of default by landlord or tenant under any Lease, or of a purported termination or intention of a tenant to terminate a Lease, together with a complete copy of any such notice.

         6. DIRECTION TO TENANTS. Assignor hereby consents to and irrevocably authorizes and directs the tenants under the Leases and





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any successor to the interest of any of said tenants, upon demand and notice from Assignee of Assignee's right to receive the rents and other amounts under such Leases, to pay to Assignee the rents and other amounts due or to become due under the Leases, and said tenants shall have the right to rely upon such demand and notice from Assignee and shall pay such rents and other amounts to Assignee without any obligation or right to determine the actual existence of any default or event claimed by Assignee as the basis for Assignee's right to receive such rents and other amounts and notwithstanding any notice from or claim of Assignor to the contrary, and Assignor shall have no right to claim against said tenants for any such rents and other amounts so paid by said tenants to Assignee.

         7. ADDITIONAL RIGHTS UPON A DEFAULT. Upon the occurrence of a default under this Assignment or any of the other Loan Documents, Assignee, at its option, after the giving of any notice and expiration of opportunity for cure provided in the applicable Loan Documents, shall have the complete right, power and authority [a] without taking possession, to demand, collect and receive and sue for the rents and other sums payable under the Leases and, after deducting all reasonable costs and expenses of collection (including, without limitation, reasonable attorneys' fees) as determined by Assignee, apply the net proceeds thereof to the payment of any sums from time to time due under the Loan Documents; [b] to declare all sums due under the Loan Documents immediately due and payable, and, at the option of Assignee, to exercise any and all of the rights and remedies contained in the Loan Documents; and [c] without regard to the adequacy of any security for any of the Obligations described in SCHEDULE 1 hereto, at the option of Assignee, with or without process of law, personally or by agent or attorney, or by or by a receiver to be appointed by the court upon motion of Assignee, then and thereafter to enter upon, take and maintain possession of and operate the Premises, or any part thereof, together with all documents, books, records, papers, and accounts relating thereto and exclude Assignor and its agents and servants therefrom and hold, operate, manage and control the Premises or any part thereof as fully and to the same extent as Assignor could do if in possession and in such event, without limitation and at the expense of Assignor, from time to time, cause to be made all necessary or proper repairs, renewals, replacements, useful alterations, additions, betterments and improvements to the Premises, or any part thereof, as Assignee deems judicious, and pay taxes, assessments and prior or proper charges on the Premises, or any part thereof, and insure and reinsure the same, and lease the Premises, or any part thereof, for such terms and on such terms as Assignee deems desirable, including leases for terms expiring beyond the maturity of the indebtedness evidenced by any of the Loan Documents, and cancel any Lease or sublease thereof for any cause or on any ground which would entitle Assignor to cancel the same. Without limitation of the foregoing, Assignee, in addition to all other rights and remedies available to Assignee, shall be





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entitled to the appointment of a receiver of the rents, issues and profits of the Premises (including the Leases) as a matter of right and without notice, with power to collect such rents, issues and profits due and becoming due after default under this Assignment or the other Loan Documents, without regard to the value of the Premises (including the Leases) or the solvency of person or persons liable for the payment of the Obligations under the Loan Documents, and regardless of whether Assignee has an adequate remedy at law. Assignor for itself and any subsequent owner of the Premises (including the Leases) hereby waives any and all defenses to the application for a receiver, as above provided, and hereby specifically consents to such appointment without notice, except any notice required by law, but nothing herein contained is to be construed to deprive Assignee of any other right, remedy or privilege Assignee may have under the law to have a receiver appointed.

         8. APPLICATION OF AMOUNTS. After payment of all proper charges and expenses, including the just and reasonable compensation for the services of Assignee, its attorneys, agents, clerks, servants and others employed by Assignee in connection with the operation, management and control of the Premises and the conduct of the business thereof, and such further sums as may be sufficient to indemnify Assignee from and against any liability, loss or damage on account of any matter or thing done in good faith in pursuance of the rights and powers of Assignee hereunder, Assignee will credit the net amount of income which Assignee may receive by virtue of this Assignment and from the Premises to any and all amounts due or owing to Assignee from Assignor under the terms and provisions of the Loan Documents or otherwise in respect of any of the Obligations of Assignor to Assignee. The balance of such net income shall be released to or upon the order of Assignor. The manner of the application of such net income and the item or items which shall be credited shall be within the sole discretion of Assignee. In no event will the absolute assignment effected hereby reduce any sums due under any of the Loan Documents except to the extent, if any, that cash is actually received by Assignee and applied to the payment of such sums.

         9. LIMITATION OF LIABILITY. The acceptance by Assignee of this Assignment, with all of the rights, powers, privileges and authority so created, shall neither be deemed nor construed to constitute Assignee a mortgagee in possession nor at any time or in any event to impose any obligation whatsoever upon Assignee to appear in or defend any action or proceeding relating to the Leases or the Premises, or to take any action hereunder, or to expend any money or incur any expenses, or perform or discharge any obligation, duty or liability under the Leases, or to assume any obligation or responsibility for any security deposits or other deposits delivered to Assignor by any tenant and not assigned and delivered to Assignee, or render Assignee liable in any way for any





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injury or damage to person or property sustained by any person or entity in, on or about the Premises.

         10. SECURITY DEPOSITS. Upon any default (after the giving of any applicable required notice and/or expiration of cure provided under the Loan Documents) under this Assignment or the other Loan Documents, Assignor shall on demand of Assignee transfer to Assignee any security deposits held by Assignor under the terms of the Leases to be held by Assignee and applied in accordance with the provisions of the Leases. Until Assignee makes such demand and the deposits are paid over to Assignee the Assignee assumes no responsibility for any such security deposits. Assignor at all times shall deposit the same in an account, separated from its general funds, and if such deposits are required by law to be refunded to the respective tenants with interest thereon, such account shall be an interest bearing account.

         11. ATTORNEY IN FACT. Assignor hereby irrevocably appoints Assignee and its successors and assigns as the agent and attorney in fact of Assignor, which appointment is coupled with an interest and is irrevocable, to exercise any rights or remedies hereunder and under the Leases and to execute and deliver during the term of this Assignment such instruments as Assignee may deem necessary to more effectively convey the Leases and the other interests hereunder to Assignee and to provide constructive notice to third parties of this Assignment.

         12. NO WAIVERS. No modifications, indulgences, waivers, compromises, settlements, or variations of any of the terms of any of the Loan Documents shall impair in any manner any of the rights and remedies of Assignee under this Assignment. Assignor agrees that neither the collection of rents and the application thereof by Assignee to the payment of any of the sums due under the Loan Documents and otherwise as authorized by this Assignment, nor the entry upon and taking of possession of the Premises, or any part thereof, by Assignee shall cure or waive any default, or waive, modify or affect any notice of default under any of the Loan Documents, or invalidate any act done pursuant to such notice, and the enforcement of such rights and remedies by Assignee, once exercised, shall continue for so long as Assignee shall elect. If Assignee shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent default.

         13. REMEDIES CUMULATIVE. The rights and remedies of Assignee hereunder are cumulative and not in lieu of, but are in addition to, any rights or remedies which Assignee shall have under any of the Loan Documents, or at law or in equity, which rights and remedies may be exercised by Assignee either prior to, simultaneously with, or subsequent to, any action taken hereunder. The rights and remedies of Assignee may be exercised from time to time and as often as such exercise is deemed expedient, and the failure of Assignee to avail itself of any of the terms, provisions and conditions of this Assignment for any period of time, at any time or times, shall not be construed or deemed to be a waiver of any rights under the terms hereof.

         14. RIGHTS SURVIVE FORECLOSURE PROCEEDING. The right of Assignee to collect and receive the rents assigned hereunder or to take possession of the Premises, or to exercise any of the rights or powers herein granted to Assignee shall, to the extent not prohibited by law, also extend to the period from and after the filing of any suit to foreclose any lien created under any of the Loan Documents pertaining to the Premises, including any period allowed by law for the redemption of the Premises after any foreclosure sale.

         15. INDEMNIFICATION. Assignor agrees to indemnify and hold Assignee harmless of, from and against any and all liability, loss, damage or expense, which Assignee may or might incur under or by reason of this Assignment, and of and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking on the part of Assignee (other than obligations or undertakings of Assignee alleged to have arisen after the time, if applicable, at which Assignee entered into possession of the Premises) to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Assignee incur any such liability, loss or damage under or by reason of this Assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest thereon at the Index Rate of Lender plus 2%, shall be payable out of amounts collected by Assignee pursuant to this Assignment and the other Loan Documents, and Assignor shall reimburse Assignee therefor immediately upon demand, and upon failure of Assignor so to do, the same shall be a default hereunder, and Assignee may at Assignee's sole option exercise all rights and remedies available to Assignee thereupon under this Assignment and the other Loan Documents.

         16.     MISCELLANEOUS.
                 -------------

                 A. This Assignment shall be assignable by Assignee and all representations, warranties, covenants, powers and rights herein contained shall be binding upon, and inure to the benefit of, Assignor and Assignee and their respective successors and assigns.

                 B. Except for any notice required under applicable law to be given in another manner, any notice given hereunder shall be given in the manner stipulated by the Reimbursement Agreements described in SCHEDULE 1 hereto. Nothing contained in this Assignment shall be deemed to waive or modify in any respect any prohibition, restriction or condition contained in any mortgage





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
from Assignor to Assignee applicable to Assignor's entering into any Lease of all or any part of the Premises or in any other Loan Document.

                 C. This Assignment may be executed, acknowledged and delivered in any number of counterparts and each such counterpart shall constitute an original, but together such counterparts shall constitute only one instrument.

                 D. If any one or more of the provisions of this Assignment, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Assignment and all other applications of any such provision shall not be affected thereby.

                 E. Upon any sale, conveyance, transfer or exchange of all or a part of the Premises, the term "Assignor" as used herein shall include the transferee or grantee in such transaction. The preceding sentence shall not be deemed to permit any sale, conveyance, transfer or exchange which is prohibited or restricted by the terms of any of the Loan Documents.

                 F. The captions and headings of the various sections of this Assignment are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

                 G. This Assignment contains the final, complete and exclusive agreement of Assignor and Assignee concerning its subject matter, and may not be modified except in a writing signed by each of Assignor and Assignee.

         17. GOVERNING LAW. This Assignment was negotiated in the Commonwealth of Kentucky, the Reimbursement Agreements were delivered by Assignor and accepted by Assignee in the Commonwealth of Kentucky, and the Letters of Credit were issued from the Commonwealth of Kentucky, which state Assignor and Assignee agree has a substantial relationship to Assignor and Assignee and to the underlying transaction in connection with which this Assignment was granted. This Assignment, including matters of construction, validity and performance, and the obligations arising hereunder, shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky applicable to contracts made and performed in such state and any applicable law of the United States of America except to the extent that the real and personal property laws of the State of Florida, including laws relating to the perfection, priority and enforcement of interests in real property located in Florida, necessarily shall apply to enforcement of this Assignment. Assignor hereby irrevocably agrees that any legal action, suit, or proceeding against Assignor with respect to the obligations or liabilities of Assignor or any other matter under or arising out of or in connection with this Assignment or the other Loan Documents or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the United States Courts for the Western District of Kentucky, or in the courts of the Commonwealth of Kentucky, as Lender may elect, and by execution and delivery of this Assignment, Assignor hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts IN PERSONA, generally and unconditionally with respect to any such action, suit, or proceeding for Assignor and in respect of Assignor's property. Assignor further agrees that final judgment against Assignor in any action, suit or proceeding referred to herein shall be conclusive and may be enforced in any other jurisdiction, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of the indebtedness of Assignor.

         18. WAIVER OF TRIAL BY JURY. THE ASSIGNOR AND ASSIGNEE ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY KNOWINGLY AND VOLUNTARILY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS ASSIGNMENT OR THE OTHER LOAN DOCUMENTS.

          <THE BALANCE OF THIS PAGE INTENTIONALLY HAS BEEN LEFT BLANK>

        IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

                                 "ASSIGNOR"

Signed, acknowledged and          ARBOR HEALTH CARE COMPANY, a
delivered in the presence          Delaware corporation
of:



__________________________             By: ___________________________
       Signature

__________________________             Printed Name: _________________
     Printed Name

                                       Title: ________________________

__________________________
       Signature

__________________________
      Printed Name


STATE OF _______________ )
                         : SS
COUNTY OF ______________ )

        The foregoing instrument was acknowledged before me this ____ day of February, 1996, by ______________________________ (name) as __________________
(title) of Arbor Health Care Company, a Delaware corporation, on behalf of the corporation.
He/She:
(check one) ______                is personally known to me, or has
            ______                produced ____________________________
                                  as identification.


                                  __________________________________________

                                  __________________________________________
                                  Name: (Please Print)
                                  Notary Public, State of __________________
[AFFIX NOTARY SEAL]

                                   SCHEDULE 1
                                   ----------
                                       TO
                  ASSIGNMENT OF LEASES AND RENTS ("AGREEMENT)
                       BETWEEN ARBOR HEALTH CARE COMPANY
                           AND BANK ONE, KENTUCKY, NA

                          (DESCRIPTION OF OBLIGATIONS)


                 The "OBLIGATIONS" referred to in the foregoing Agreement are as follows:

                 A. All indebtedness, liabilities and obligations arising under or evidenced by, and the performance of all covenants, conditions and agreements undertaken by each of the Borrowers hereinafter described in connection with, each of the following documents, including any renewals, extensions and amendments of any of them or substitutions or replacements for any of them (referred to hereinafter as the "REIMBURSEMENT AGREEMENT"):

                          (1)     Reimbursement Agreement dated as of February
12, 1996, to which Arbor Health Care Company, a Delaware corporation ("ARBOR"), Marshall Properties, Inc., an Ohio corporation ("MARSHALL") (Arbor and Marshall are referred to each individually as a "BORROWER" and collectively as the "BORROWERS"), and Bank One, Kentucky, NA, a national banking association ("LENDER"), are parties, referable to Letter of Credit No. S-6122 in the face amount of $27,506,250 issued by Lender for the joint and several account of Borrowers (the "LETTER OF CREDIT") as security for Promissory Note (Series 1996A-1) and Promissory Note (Series 1996A-2), both dated as of February 15, 1996, made jointly and severally by Borrowers to the order of Capital One Funding Corporation ("CAPITAL") in face principal amount of $13,500,000 and maturing on February 1, 2003.

                 B. The payment, performance and discharge of any and all obligations and liabilities of each Borrower, whether direct or indirect, absolute or contingent, due or not due, now existing or hereafter arising, in conjunction with issuance of the Letter of Credit (collectively, together with any extensions, renewals, amendments, substitutions or replacements thereof and therefor, the "LETTER OF CREDIT"), including but not limited to the obligations of each Borrower contained in any and all applications for the Letter of Credit (collectively, the "APPLICATIONS") executed and delivered as a condition to issuance of the Letter of Credit, and to pay on demand all drafts drawn under the Letter of Credit, and to reimburse Lender on demand of Lender for any amounts advanced by Lender for the account of either Borrower, at the option and in the exercise of the sole and absolute discretion of Lender, to satisfy such drafts, and to indemnify Lender from all loss or liability incurred by Lender in connection with the issuance of the Letter of Credit; and the payment of all fees and all other sums due under, and the performance of all covenants, conditions and other obligations due under or in connection with, the Reimbursement Agreement, the Applications, and any security agreements, mortgages, deeds of trust, guaranties, pledge agreements, assignments, subordination agreements, and any other documents or instruments heretofore, contemporaneously herewith or hereafter entered into by any Borrower or any other person or entity, with or for the benefit of Lender to evidence, secure or guarantee payment of the Letter of Credit, or otherwise entered into in connection with the Letter of Credit (such security agreements, mortgages, deeds of trust, guaranties, pledge agreements, assignments, subordination agreements, and other documents and instruments evidencing, securing, guaranteeing or otherwise entered into in connection with the Letter of Credit are referred to collectively as the "LOAN DOCUMENTS").

                 C. All expenses, costs and charges, of any nature whatsoever, including, without limitation, taxes, assessments, insurance premiums, repairs, rent, storage costs, expenses of collection and sale, and reasonable attorneys' fees, incurred by or for the account of Lender in preserving collateral for the Obligations and/or enforcing or seeking to enforce any of the rights and remedies of Lender under any of the Loan Documents.

                                   EXHIBIT AS
                                   ----------
                                       to
                         Assignment of Leases and Rents

         Lot 10, less the South 50 feet thereof, Plat of Pinellas Groves, in the Southeast 1/4 of Section 26, Township 30 South, Range 15 East, according to Plat Book 1, Page 55, of the public records of Pinellas County, Florida; also, less and except the following: The North 5.0 feet of the South 55.0 feet of the East 1/2 of the Southwest quarter (SW 1/4) of the Northwest quarter (NW 1/4) of the Southeast 1/4 (SE 1/4) of Section 26, Township 30 South, Range 15 East. being a part of Lot 10, Pinellas Groves Subdivision, in the Southeast quarter (SE 1/4) of said Section 26, as recorded in Plat Book 1, Page 55, public records of Pinellas County, Florida.

         Being more particularly described as follows:

         From the Southeast corner of the Northeast 1/4 of said Section 26, Township 30 South, Range 15 East as a Point of Commencement, proceed
         N. 89 deg 48 min 01 sec W along a 40 acre line a distance of 1989.15 feet; then N. 0 deg. 13 min 30 sec E, a distance of 55.0 feet to an intersection with the Northerly right of way of Park Boulevard (SR
         694) as a Point of Beginning; thence proceed N. 89 deg 48 min 01 sec W along said right of way, parallel to and 55 feet North of said 40 acre line, a distance of 331.52 feet to the Westerly boundary of the East 1/2 of the Southwest 1/4 of the Northwest 1/4 of the Southeast 1/4 said Section 26; thence N. 0 deg 12 min 53 sec E along said Westerly boundary a distance of 611.10 feet to an intersection with the Northerly boundary of the Southwest 1/4 of the Northwest 1/4 of the Southeast 1/4 of said Section 26 (being also the boundary of the Plat of "The Gardens" 101, a Condominium, as recorded in Condo Book 12, Pages 45-48); thence proceed S. 89 deg 48 min 02 sec E (S. 89 deg 45 min 51 sec E per plat) along said boundary a distance of 331.65; thence S. 0 deg 13 min 30 sec W along said 10 acre line a distance of
         611.10 feet to the Point of Beginning.

         THIS INSTRUMENT PREPARED BY:


         __________________________
         Arthur A. Rouse, Esq.
         WYATT, TARRANT & COMBS
         2700 Citizens Plaza
         Louisville, Kentucky 40202
         (502) 589-5235


                         ASSIGNMENT OF LEASES AND RENTS
                         ------------------------------

                           (Seminole County, Florida)


                 THIS ASSIGNMENT OF LEASES AND RENTS (the "Assignment") is executed actually on the date indicated in the notarial certificate affixed hereto but is made effective as of February 12, 1996 by [i] ARBOR HEALTH CARE COMPANY, a Delaware corporation ("ASSIGNOR"), having a mailing address of 1100 Shawnee Road, Box 840, Lima, Ohio in favor of [ii] BANK ONE, KENTUCKY, N.A., a national banking association, having a mailing address of 416 West Jefferson Street, Louisville, Jefferson County, Kentucky 40232 ("ASSIGNEE").


                              W I T N E S S E T H:
                              -------------------

                 WHEREAS, Assignor is obligated to Assignee under and in connection with the Reimbursement Agreements and the Letters of Credit and the other "OBLIGATIONS" more particularly described in SCHEDULE 1 attached to and made a part hereof; and

                 WHEREAS, in connection with the execution and delivery of the Reimbursement Agreements, Assignee has required that Assignor absolutely assign and convey to Assignee all of Assignor's right, title and interest in, to and under any and all leases (hereinafter collectively referred to as the "LEASES" and singularly as a "LEASE") now or hereafter in existence (as amended or supplemented from time to time) and covering space in or applicable to the real estate more particularly described in EXHIBIT A attached to and made a part hereof (hereinafter referred to as the "PREMISES"), and Assignor desires and intends by this Assignment to absolutely assign and convey to Assignee all of Assignor's right, title and interest in, to and under the Leases;

                 NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, Assignor agrees as follows:

         1. ABSOLUTE ASSIGNMENT. Assignor does hereby absolutely sell, assign, transfer, convey and set over unto Assignee and its successors and assigns, all of the right, title and interest of Assignor in, to and under the Leases, together with all rents, earnings, income, issues and profits, arising from either the Premises, the Leases, or both the Premises and the Leases, and all other sums due or to become due under and pursuant thereto in each case (including but not limited to any early termination or other fees or charges payable by any tenant thereunder and any award or damages payable to Assignor pursuant to any bankruptcy, insolvency or reorganization proceeding affecting any tenant), together with any and all guaranties of or under any of said Leases, and security therefor, and together with all rights, powers, privileges, options and other benefits of Assignor in its capacity as lessor under the Leases, including, without limitation: the immediate and continuing right to receive and collect all rents, income, revenues, issues, profits, fees, condemnation awards, insurance proceeds, moneys and security payable or receivable under the Leases or pursuant to any of the provisions thereof, whether as rent or otherwise, the right to make all waivers and agreements, to give and receive all notices, consents and releases, and to take such action and exercise such remedies upon the happening of a default under any Lease, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of any Lease or by any law, and to do any and all other things whatsoever which the Assignor is or may become entitled to do under any such Lease. Notwithstanding the provisions of this Section 1, so long as no default shall exist under any of the Loan Documents defined in SCHEDULE 1 ("LOAN DOCUMENTS"), and no event shall have occurred which by the lapse of time or the giving of notice, or both, has or would become an event of default thereunder, Assignor shall have the right and license to occupy the Premises as landlord or otherwise and to collect, use and enjoy the rents, issues and profits and other sums payable under and by virtue of any Lease (but only as the same become due under the provisions of such Lease) and to enforce (subject to the provisions of this Assignment) the covenants of the Leases.

         2. DURATION OF ASSIGNMENT. This Assignment is made and given and shall remain in full force and effect until the payment, performance and observance, as applicable, of all of the terms, covenants and conditions to be paid, performed or observed under each of the Loan Documents, and promptly upon request of Assignor thereafter Assignee shall, at the cost and expense of Assignor and conditioned upon payment by Assignor of such costs and expenses, cause this Assignment (if the same has been recorded) to be released of record.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNOR. Assignor represents, warrants, covenants and agrees: [a] that Assignor has good right and authority to make this Assignment, and Assignor holds the entire and unencumbered rights of the landlord under each of the Leases; [b] that neither Assignor nor any predecessor lessor has heretofore alienated, assigned, pledged or otherwise disposed of or encumbered the Leases or any of the sums due or to become due thereunder and that neither Assignor nor any predecessor lessor has performed any acts or executed any other instruments which might prevent Assignee from operating under any of the terms and conditions of this Assignment or which would limit Assignee in such operation; [c], except for any deposits received in the ordinary course of business from occupants of the Premises for which the Premises are duly licensed (collectively, the "LICENSEES"), that Assignor has not accepted or collected rent or any other payments under any Lease for any period subsequent to the current period for which such rent or other payment has already become due and payable; [d] that Assignor has not executed or granted any amendment or modification whatever of any of the Leases, either orally or in writing, except as theretofore disclosed in writing by Assignor to Assignee (and approved by Assignee, if such approval be required hereunder or under any other Loan Document); [e] that, except any defaults under agreements with Licensees, there is no default under any of the Leases now existing and no event has occurred and is continuing which, with the lapse of time or the giving of notice or both, would constitute an event of default under any of the Leases; [f] that Assignor will observe, perform and discharge, duly and punctually, all and singular the obligations, terms, covenants, conditions and warranties of the Loan Documents, this Assignment, and each other Lease, on the part of Assignor to be kept, observed and performed; [g] to enforce the performance of each and every obligation, term, covenant, condition and agreement in said Leases by any tenant to be performed; [h] to appear in and defend any action or proceeding arising under, occurring out of, or in any manner connected with said Leases or the obligations, duties or liabilities of Assignor or any tenant thereunder, and upon request by Assignee, to do so in the name and on behalf of Assignee, but at the expense of Assignor; [i] that Assignor will, upon the request of Assignee, execute and deliver to Assignee such further instruments and do and perform such other acts and things as Assignee reasonably may deem necessary or appropriate to make effective this Assignment and the various covenants of Assignor herein contained, and to more effectively vest in Assignee the sums due or hereafter to become due under the Leases, including, without limitation, the execution of such additional assignments as shall be deemed necessary by Assignee effectively to vest in Assignee all rents, income and profits from any and all Leases; [j] that, except for copies prior to an Event of Default of occupancy agreements with Licensees, Assignor will from time to time, promptly upon demand therefor, deliver to Assignee an executed counterpart of each and every Lease then affecting all or any portion of the Premises; and [k] that in the event any warranty or representation of Assignor herein shall be false, misleading or materially inaccurate or Assignor shall default in the observance or performance of any obligation, term, covenant or condition hereof, then, in each instance at the option of Assignee, after the giving by Assignee of any applicable notice and following the expiration of any period for cure provided for in the Loan Documents, the same shall vest Assignee with the absolute right to declare all sums evidenced thereby or due thereunder immediately due and payable and to exercise any and all rights and remedies provided thereunder and hereunder and under the other Loan Documents as well as such remedies as may be available at law or in equity, all of which rights and remedies shall be cumulative.

         4. ADDITIONAL COVENANTS OF ASSIGNOR. Assignor covenants and agrees that Assignor will not, without first obtaining in each instance the prior written consent of Assignee: [a] enter into any Lease without the prior written consent of Assignee, which consent may be granted or withheld in the sole and absolute discretion of Assignee; [b] either cancel any Lease nor accept a surrender thereof (except that Assignor may, with the prior written consent of Assignee and provided the reason for any refusal by Assignee so to consent is not patently unreasonable or capricious, terminate a Lease for which the tenant thereunder is in default); [c] either reduce the rent payable under any Lease or accept payment of any installment of rent in advance of the due date thereof; [d] change, amend, alter or modify any Lease or any of the terms or provisions thereof, or grant any concession in connection therewith; [e] consent to the release or reduction of the obligations of the tenant under any Lease; [f] assign, pledge encumber or otherwise transfer any Lease or Assignor's rights thereunder; [g] consent to an assignment of tenant's interest under any Lease or to a subletting thereof, except to the extent any such assignment or subletting is specifically authorized by such Lease; or [h] incur any indebtedness to the tenant or guarantor of any Lease, for borrowed money or otherwise, which may under any circumstances be availed of as an offset against the rent or other payments due thereunder; and any of the above acts, if done without the consent of Assignee, shall be, at the option of Assignee, null and void, and shall constitute a default hereunder.

         5. APPEARANCE IN ACTIONS. Assignee shall have the right, at Assignor's sole cost and expense, to appear in and defend any action or proceeding arising under or out of or in any manner connected with any Lease or the obligations, duties or liabilities of the landlord or tenant thereunder, and Assignor agrees to pay immediately upon request of Assignor all costs and expenses of Assignee, including reasonable attorneys' fees, in any such action or proceeding in which the Assignee in its sole discretion may appear.
Assignor shall give prompt notice to Lender of any notice received by Assignor of default by landlord or tenant under any Lease, or of a purported termination or intention of a tenant to terminate a Lease, together with a complete copy of any such notice.

         6. DIRECTION TO TENANTS. Assignor hereby consents to and irrevocably authorizes and directs the tenants under the Leases and any successor to the interest of any of said tenants, upon demand and notice from Assignee of Assignee's right to receive the rents and other amounts under such Leases, to pay to Assignee the rents and other amounts due or to become due under the Leases, and said tenants shall have the right to rely upon such demand and notice from Assignee and shall pay such rents and other amounts to Assignee without any obligation or right to determine the actual existence of any default or event claimed by Assignee as the basis for Assignee's right to receive such rents and other amounts and notwithstanding any notice from or claim of Assignor to the contrary, and Assignor shall have no right to claim against said tenants for any such rents and other amounts so paid by said tenants to Assignee.

         7. ADDITIONAL RIGHTS UPON A DEFAULT. Upon the occurrence of a default under this Assignment or any of the other Loan Documents, Assignee, at its option, after the giving of any notice and expiration of opportunity for cure provided in the applicable Loan Documents, shall have the complete right, power and authority [a] without taking possession, to demand, collect and receive and sue for the rents and other sums payable under the Leases and, after deducting all reasonable costs and expenses of collection (including, without limitation, reasonable attorneys' fees) as determined by Assignee, apply the net proceeds thereof to the payment of any sums from time to time due under the Loan Documents; [b] to declare all sums due under the Loan Documents immediately due and payable, and, at the option of Assignee, to exercise any and all of the rights and remedies contained in the Loan Documents; and [c] without regard to the adequacy of any security for any of the Obligations described in SCHEDULE 1 hereto, at the option of Assignee, with or without process of law, personally or by agent or attorney, or by or by a receiver to be appointed by the court upon motion of Assignee, then and thereafter to enter upon, take and maintain possession of and operate the Premises, or any part thereof, together with all documents, books, records, papers, and accounts relating thereto and exclude Assignor and its agents and servants therefrom and hold, operate, manage and control the Premises or any part thereof as fully and to the same extent as Assignor could do if in possession and in such event, without limitation and at the expense of Assignor, from time to time, cause to be made all necessary or proper repairs, renewals, replacements, useful alterations, additions, betterments and improvements to the Premises, or any part thereof, as Assignee deems judicious, and pay taxes, assessments and prior or proper charges on the Premises, or any part thereof, and insure and reinsure the same, and lease the Premises, or any part thereof, for such terms and on such terms as Assignee deems desirable, including leases for terms expiring beyond the maturity of the indebtedness evidenced by any of the Loan Documents, and cancel any Lease or sublease thereof for any cause or on any ground which would entitle Assignor to cancel the same. Without limitation of the foregoing, Assignee, in addition to all other rights and remedies available to Assignee, shall be entitled to the appointment of a receiver of the rents, issues and profits of the Premises (including the Leases) as a matter of right and without notice, with power to collect such rents, issues and profits due and becoming due after default under this Assignment or the other Loan Documents, without regard to the value of the Premises (including the Leases) or the solvency of person or persons liable for the payment of the Obligations under the Loan Documents, and regardless of whether Assignee has an adequate remedy at law. Assignor for itself and any subsequent owner of the Premises (including the Leases) hereby waives any and all defenses to the application for a receiver, as above provided, and hereby specifically consents to such appointment without notice, except any notice required by law, but nothing herein contained is to be construed to deprive Assignee of any other right, remedy or privilege Assignee may have under the law to have a receiver appointed.

         8. APPLICATION OF AMOUNTS. After payment of all proper charges and expenses, including the just and reasonable compensation for the services of Assignee, its attorneys, agents, clerks, servants and others employed by Assignee in connection with the operation, management and control of the Premises and the conduct of the business thereof, and such further sums as may be sufficient to indemnify Assignee from and against any liability, loss or damage on account of any matter or thing done in good faith in pursuance of the rights and powers of Assignee hereunder, Assignee will credit the net amount of income which Assignee may receive by virtue of this Assignment and from the Premises to any and all amounts due or owing to Assignee from Assignor under the terms and provisions of the Loan Documents or otherwise in respect of any of the Obligations of Assignor to Assignee. The balance of such net income shall be released to or upon the order of Assignor. The manner of the application of such net income and the item or items which shall be credited shall be within the sole discretion of Assignee. In no event will the absolute assignment effected hereby reduce any sums due under any of the Loan Documents except to the extent, if any, that cash is actually received by Assignee and applied to the payment of such sums.

         9. LIMITATION OF LIABILITY. The acceptance by Assignee of this Assignment, with all of the rights, powers, privileges and authority so created, shall neither be deemed nor construed to constitute Assignee a mortgagee in possession nor at any time or in any event to impose any obligation whatsoever upon Assignee to appear in or defend any action or proceeding relating to the Leases or the Premises, or to take any action hereunder, or to expend any money or incur any expenses, or perform or discharge any obligation, duty or liability under the Leases, or to assume any obligation or responsibility for any security deposits or other deposits delivered to Assignor by any tenant and not assigned and delivered to Assignee, or render Assignee liable in any way for any injury or damage to person or property sustained by any person or entity in, on or about the Premises.

         10. SECURITY DEPOSITS. Upon any default (after the giving of any applicable required notice and/or expiration of cure provided under the Loan Documents) under this Assignment or the other Loan Documents, Assignor shall on demand of Assignee transfer to Assignee any security deposits held by Assignor under the terms of the Leases to be held by Assignee and applied in accordance with the provisions of the Leases. Until Assignee makes such demand and the deposits are paid over to Assignee the Assignee assumes no responsibility for any such security deposits. Assignor at all times shall deposit the same in an account, separated from its general funds, and if such deposits are required by law to be refunded to the respective tenants with interest thereon, such account shall be an interest bearing account.

         11. ATTORNEY IN FACT. Assignor hereby irrevocably appoints Assignee and its successors and assigns as the agent and attorney in fact of Assignor, which appointment is coupled with an interest and is irrevocable, to exercise any rights or remedies hereunder and under the Leases and to execute and deliver during the term of this Assignment such instruments as Assignee may deem necessary to more effectively convey the Leases and the other interests hereunder to Assignee and to provide constructive notice to third parties of this Assignment.

         12. NO WAIVERS. No modifications, indulgences, waivers, compromises, settlements, or variations of any of the terms of any of the Loan Documents shall impair in any manner any of the rights and remedies of Assignee under this Assignment. Assignor agrees that neither the collection of rents and the application thereof by Assignee to the payment of any of the sums due under the Loan Documents and otherwise as authorized by this Assignment, nor the entry upon and taking of possession of the Premises, or any part thereof, by Assignee shall cure or waive any default, or waive, modify or affect any notice of default under any of the Loan Documents, or invalidate any act done pursuant to such notice, and the enforcement of such rights and remedies by Assignee, once exercised, shall continue for so long as Assignee shall elect. If Assignee shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent default.

         13. REMEDIES CUMULATIVE. The rights and remedies of Assignee hereunder are cumulative and not in lieu of, but are in addition to, any rights or remedies which Assignee shall have under any of the Loan Documents, or at law or in equity, which rights and remedies may be exercised by Assignee either prior to, simultaneously with, or subsequent to, any action taken hereunder. The rights and remedies of Assignee may be exercised from time to time and as often as such exercise is deemed expedient, and the failure of Assignee to avail itself of any of the terms, provisions and conditions of this Assignment for any period of time, at any time or times, shall not be construed or deemed to be a waiver of any rights under the terms hereof.

         14. RIGHTS SURVIVE FORECLOSURE PROCEEDING. The right of Assignee to collect and receive the rents assigned hereunder or to take possession of the Premises, or to exercise any of the rights or powers herein granted to Assignee shall, to the extent not prohibited by law, also extend to the period from and after the filing of any suit to foreclose any lien created under any of the Loan Documents pertaining to the Premises, including any period allowed by law for the redemption of the Premises after any foreclosure sale.

         15. INDEMNIFICATION. Assignor agrees to indemnify and hold Assignee harmless of, from and against any and all liability, loss, damage or expense, which Assignee may or might incur under or by reason of this Assignment, and of and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking on the part of Assignee (other than obligations or undertakings of Assignee alleged to have arisen after the time, if applicable, at which Assignee entered into possession of the Premises) to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Assignee incur any such liability, loss or damage under or by reason of this Assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest thereon at the Index Rate of Lender plus 2%, shall be payable out of amounts collected by Assignee pursuant to this Assignment and the other Loan Documents, and Assignor shall reimburse Assignee therefor immediately upon demand, and upon failure of Assignor so to do, the same shall be a default hereunder, and Assignee may at Assignee's sole option exercise all rights and remedies available to Assignee thereupon under this Assignment and the other Loan Documents.

         16.     MISCELLANEOUS.
                 -------------

                 A. This Assignment shall be assignable by Assignee and all representations, warranties, covenants, powers and rights herein contained shall be binding upon, and inure to the benefit of, Assignor and Assignee and their respective successors and assigns.

                 B. Except for any notice required under applicable law to be given in another manner, any notice given hereunder shall be given in the manner stipulated by the Reimbursement Agreements described in SCHEDULE 1 hereto. Nothing contained in this Assignment shall be deemed to waive or modify in any respect any prohibition, restriction or condition contained in any mortgage from Assignor to Assignee applicable to Assignor's entering into any Lease of all or any part of the Premises or in any other Loan Document.

                 C. This Assignment may be executed, acknowledged and delivered in any number of counterparts and each such counterpart shall constitute an original, but together such counterparts shall constitute only one instrument.

                 D. If any one or more of the provisions of this Assignment, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Assignment and all other applications of any such provision shall not be affected thereby.

                 E. Upon any sale, conveyance, transfer or exchange of all or a part of the Premises, the term "Assignor" as used herein shall include the transferee or grantee in such transaction. The preceding sentence shall not be deemed to permit any sale, conveyance, transfer or exchange which is prohibited or restricted by the terms of any of the Loan Documents.

                 F. The captions and headings of the various sections of this Assignment are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

                 G. This Assignment contains the final, complete and exclusive agreement of Assignor and Assignee concerning its subject matter, and may not be modified except in a writing signed by each of Assignor and Assignee.

         17. GOVERNING LAW. This Assignment was negotiated in the Commonwealth of Kentucky, the Reimbursement Agreements were delivered by Assignor and accepted by Assignee in the Commonwealth of Kentucky, and the Letters of Credit were issued from the Commonwealth of Kentucky, which state Assignor and Assignee agree has a substantial relationship to Assignor and Assignee and to the underlying transaction in connection with which this Assignment was granted. This Assignment, including matters of construction, validity and performance, and the obligations arising hereunder, shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky applicable to contracts made and performed in such state and any applicable law of the United States of America except to the extent that the real and personal property laws of the State of Florida, including laws relating to the perfection, priority and enforcement of interests in real property located in Florida, necessarily shall apply to enforcement of this Assignment. Assignor hereby irrevocably agrees that any legal action, suit, or proceeding against Assignor with respect to the obligations or liabilities of Assignor or any other matter under or arising out of or in connection with this Assignment or the other Loan Documents or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the United States Courts for the Western District of Kentucky, or in the courts of the Commonwealth of Kentucky, as Lender may elect, and by execution and delivery of this Assignment, Assignor hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts IN PERSONA, generally and unconditionally with respect to any such action, suit, or proceeding for Assignor and in respect of Assignor's property. Assignor further agrees that final judgment against Assignor in any action, suit or proceeding referred to herein shall be conclusive and may be enforced in any other jurisdiction, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of the indebtedness of Assignor.

         18. WAIVER OF TRIAL BY JURY. THE ASSIGNOR AND ASSIGNEE ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY KNOWINGLY AND VOLUNTARILY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS ASSIGNMENT OR THE OTHER LOAN DOCUMENTS.

          <THE BALANCE OF THIS PAGE INTENTIONALLY HAS BEEN LEFT BLANK>

        IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

                                 "ASSIGNOR"

Signed, acknowledged and          ARBOR HEALTH CARE COMPANY, a
delivered in the presence          Delaware corporation
of:



__________________________             By: ___________________________
       Signature

__________________________             Printed Name: _________________
     Printed Name

                                       Title: ________________________

__________________________
       Signature

__________________________
      Printed Name


STATE OF _______________ )
                         : SS
COUNTY OF ______________ )

        The foregoing instrument was acknowledged before me this ____ day of February, 1996, by ______________________________ (name) as __________________
(title) of Arbor Health Care Company, a Delaware corporation, on behalf of the corporation.
He/She:
(check one) ______                is personally known to me, or has
            ______                produced ____________________________
                                  as identification.


                                  __________________________________________

                                  __________________________________________
                                  Name: (Please Print)
                                  Notary Public, State of __________________
[AFFIX NOTARY SEAL]

                                   SCHEDULE 1
                                   ----------
                                       TO
                  ASSIGNMENT OF LEASES AND RENTS ("AGREEMENT)
                       BETWEEN ARBOR HEALTH CARE COMPANY
                           AND BANK ONE, KENTUCKY, NA

                          (DESCRIPTION OF OBLIGATIONS)


                 The "OBLIGATIONS" referred to in the foregoing Agreement are as follows:

                 A. All indebtedness, liabilities and obligations arising under or evidenced by, and the performance of all covenants, conditions and agreements undertaken by each of the Borrowers hereinafter described in connection with, each of the following documents, including any renewals, extensions and amendments of any of them or substitutions or replacements for any of them (referred to hereinafter as the "REIMBURSEMENT AGREEMENT"):

                          (1)     Reimbursement Agreement dated as of February
12, 1996, to which Arbor Health Care Company, a Delaware corporation ("ARBOR"), Marshall Properties, Inc., an Ohio corporation ("MARSHALL") (Arbor and Marshall are referred to each individually as a "BORROWER" and collectively as the "BORROWERS"), and Bank One, Kentucky, NA, a national banking association ("LENDER"), are parties, referable to Letter of Credit No. S-6122 in the face amount of $27,506,250 issued by Lender for the joint and several account of Borrowers (the "LETTER OF CREDIT") as security for Promissory Note (Series 1996A-1) and Promissory Note (Series 1996A-2), both dated as of February 15, 1996, made jointly and severally by Borrowers to the order of Capital One Funding Corporation ("CAPITAL") in face principal amount of $13,500,000 and maturing on February 1, 2003.

                 B. The payment, performance and discharge of any and all obligations and liabilities of each Borrower, whether direct or indirect, absolute or contingent, due or not due, now existing or hereafter arising, in conjunction with issuance of the Letter of Credit (collectively, together with any extensions, renewals, amendments, substitutions or replacements thereof and therefor, the "LETTER OF CREDIT"), including but not limited to the obligations of each Borrower contained in any and all applications for the Letter of Credit (collectively, the "APPLICATIONS") executed and delivered as a condition to issuance of the Letter of Credit, and to pay on demand all drafts drawn under the Letter of Credit, and to reimburse Lender on demand of Lender for any amounts advanced by Lender for the account of either Borrower, at the option and in the exercise of the sole and absolute discretion of Lender, to satisfy such drafts, and to indemnify Lender from all loss or liability incurred by Lender in connection with the issuance of the Letter of Credit; and the payment of all fees and all other sums due under, and the performance of all covenants, conditions and other obligations due under or in connection with, the Reimbursement Agreement, the Applications, and any security agreements, mortgages, deeds of trust, guaranties, pledge agreements, assignments, subordination agreements, and any other documents or instruments heretofore, contemporaneously herewith or hereafter entered into by any Borrower or any other person or entity, with or for the benefit of Lender to evidence, secure or guarantee payment of the Letter of Credit, or otherwise entered into in connection with the Letter of Credit (such security agreements, mortgages, deeds of trust, guaranties, pledge agreements, assignments, subordination agreements, and other documents and instruments evidencing, securing, guaranteeing or otherwise entered into in connection with the Letter of Credit are referred to collectively as the "LOAN DOCUMENTS").

                 C. All expenses, costs and charges, of any nature whatsoever, including, without limitation, taxes, assessments, insurance premiums, repairs, rent, storage costs, expenses of collection and sale, and reasonable attorneys' fees, incurred by or for the account of Lender in preserving collateral for the Obligations and/or enforcing or seeking to enforce any of the rights and remedies of Lender under any of the Loan Documents.

                               EXHIBIT A
                               ---------
                                   to
                     Assignment of Leases and Rents



 Lots 1 and 2 of THE ARBORS AT ALTAMONTE SPRINGS, according to the Plat thereof, as recorded in Plat Book 46, Page 30, of the Public Records of Seminole County, Florida.

 LESS AND EXCEPT:

 That part of Lot 1 of THE ARBORS AT ALTAMONTE SPRINGS, according to the Plat thereof, as recorded in Plat Book 46, Page 30, of the Public Records of Seminole County, Florida, being more particularly described as follows:

 Commence at the West Quarter corner of Section 16, Township 21 South, Range 29 East; thence run South 89 degrees 51 minutes 00 seconds East along the North line of the Southwest Quarter of said Section 16, a distance of 20.00 feet to the existing Easterly right-of-way line of Peal Lake Causeway; thence run South 00 degrees 15 minutes 47 seconds West along said Easterly right-of-way line a distance of 444.40 feet to the North line of a 30.00 foot wide right-of-way, as described and recorded in Official Records Book 2012, Page 554, of the Public Records of Seminole County, Florida; thence run South 89 degrees 44 minutes 13 seconds East, along said North line, 30.00 fee; thence run South 00 degrees 15 minutes 47 seconds West, along the East line of said right-of-way being parallel with and 50.00 feet East of, when measured perpendicular to, the West line of said Southwest Quarter, a distance of 771.58 feet for a POINT OF BEGINNING; thence leaving said East right-of-way line run South 44 degrees 47 minutes 08 seconds East,
 35.33 feet to the North line of a 55.00 foot wide right-of-way, as described and recorded in Official Records Book 1997, Page 1734, of the Public Records of Seminole County, Florida, said point being 75.00 feet North of, when measured perpendicular to, the South line of the North-west Quarter of the Southwest Quarter of said Section 16; thence run North 89 degrees 50 minutes 03 seconds West, along said North right-of-way line, a distance of 25.00 feet to an intersection with the aforementioned East right-of-way line of Peal Lake Causeway, as recorded in said Official Records Book 2012, Page 554; thence run North 00 degrees 15 minutes 47 seconds East, along said East right-of-way line, a distance of 25.00 feet to the POINT OF BEGINNING.

TOGETHER with those certain easements created by Reciprocal Easement Agreement filed June 25, 1993, recorded in Official Records Book 2605, Page 1182.

         THIS INSTRUMENT PREPARED BY:


         __________________________
         Arthur A. Rouse, Esq.
         WYATT, TARRANT & COMBS
         2700 Citizens Plaza
         Louisville, Kentucky 40202
         (502) 589-5235


                         ASSIGNMENT OF LEASES AND RENTS
                         ------------------------------
                           (Brevard County, Florida)


                 THIS ASSIGNMENT OF LEASES AND RENTS (the "Assignment") is executed actually on the date indicated in the notarial certificate affixed hereto but is made effective as of February 12, 1996 by [i] ARBOR HEALTH CARE COMPANY, a Delaware corporation ("ASSIGNOR"), having a mailing address of 1100 Shawnee Road, Box 840, Lima, Ohio in favor of [ii] BANK ONE, KENTUCKY, N.A., a national banking association, having a mailing address of 416 West Jefferson Street, Louisville, Jefferson County, Kentucky 40232 ("ASSIGNEE").


                              W I T N E S S E T H:
                              -------------------

                 WHEREAS, Assignor is obligated to Assignee under and in connection with the Reimbursement Agreements and the Letters of Credit and the other "OBLIGATIONS" more particularly described in SCHEDULE 1 attached to and made a part hereof; and

                 WHEREAS, in connection with the execution and delivery of the Reimbursement Agreements, Assignee has required that Assignor absolutely assign and convey to Assignee all of Assignor's right, title and interest in, to and under any and all leases (hereinafter collectively referred to as the "LEASES" and singularly as a "LEASE") now or hereafter in existence (as amended or supplemented from time to time) and covering space in or applicable to the real estate more particularly described in EXHIBIT A attached to and made a part hereof (hereinafter referred to as the "PREMISES"), and Assignor desires and intends by this Assignment to absolutely assign and convey to Assignee all of Assignor's right, title and interest in, to and under the Leases;

                 NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, Assignor agrees as follows:

         1. ABSOLUTE ASSIGNMENT. Assignor does hereby absolutely sell, assign, transfer, convey and set over unto Assignee and its successors and assigns, all of the right, title and interest of Assignor in, to and under the Leases, together with all rents, earnings, income, issues and profits, arising from either the Premises, the Leases, or both the Premises and the Leases, and all other sums due or to become due under and pursuant thereto in each case (including but not limited to any early termination or other fees or charges payable by any tenant thereunder and any award or damages payable to Assignor pursuant to any bankruptcy, insolvency or reorganization proceeding affecting any tenant), together with any and all guaranties of or under any of said Leases, and security therefor, and together with all rights, powers, privileges, options and other benefits of Assignor in its capacity as lessor under the Leases, including, without limitation: the immediate and continuing right to receive and collect all rents, income, revenues, issues, profits, fees, condemnation awards, insurance proceeds, moneys and security payable or receivable under the Leases or pursuant to any of the provisions thereof, whether as rent or otherwise, the right to make all waivers and agreements, to give and receive all notices, consents and releases, and to take such action and exercise such remedies upon the happening of a default under any Lease, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of any Lease or by any law, and to do any and all other things whatsoever which the Assignor is or may become entitled to do under any such Lease. Notwithstanding the provisions of this Section 1, so long as no default shall exist under any of the Loan Documents defined in SCHEDULE 1 ("LOAN DOCUMENTS"), and no event shall have occurred which by the lapse of time or the giving of notice, or both, has or would become an event of default thereunder, Assignor shall have the right and license to occupy the Premises as landlord or otherwise and to collect, use and enjoy the rents, issues and profits and other sums payable under and by virtue of any Lease (but only as the same become due under the provisions of such Lease) and to enforce (subject to the provisions of this Assignment) the covenants of the Leases.

         2. DURATION OF ASSIGNMENT. This Assignment is made and given and shall remain in full force and effect until the payment, performance and observance, as applicable, of all of the terms, covenants and conditions to be paid, performed or observed under each of the Loan Documents, and promptly upon request of Assignor thereafter Assignee shall, at the cost and expense of Assignor and conditioned upon payment by Assignor of such costs and expenses, cause this Assignment (if the same has been recorded) to be released of record.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNOR. Assignor represents, warrants, covenants and agrees: [a] that Assignor has good right and authority to make this Assignment, and Assignor holds the entire and unencumbered rights of the landlord under each of the Leases; [b] that neither Assignor nor any predecessor lessor has heretofore alienated, assigned, pledged or otherwise disposed of or encumbered the Leases or any of the sums due or to become due thereunder and that neither Assignor nor any predecessor lessor has performed any acts or executed any other instruments which might prevent Assignee from operating under any of the terms and conditions of this Assignment or which would limit Assignee in such operation; [c], except for any deposits received in the ordinary course of business from occupants of the Premises for which the Premises are duly licensed (collectively, the "LICENSEES"), that Assignor has not accepted or collected rent or any other payments under any Lease for any period subsequent to the current period for which such rent or other payment has already become due and payable; [d] that Assignor has not executed or granted any amendment or modification whatever of any of the Leases, either orally or in writing, except as theretofore disclosed in writing by Assignor to Assignee (and approved by Assignee, if such approval be required hereunder or under any other Loan Document); [e] that, except any defaults under agreements with Licensees, there is no default under any of the Leases now existing and no event has occurred and is continuing which, with the lapse of time or the giving of notice or both, would constitute an event of default under any of the Leases; [f] that Assignor will observe, perform and discharge, duly and punctually, all and singular the obligations, terms, covenants, conditions and warranties of the Loan Documents, this Assignment, and each other Lease, on the part of Assignor to be kept, observed and performed; [g] to enforce the performance of each and every obligation, term, covenant, condition and agreement in said Leases by any tenant to be performed; [h] to appear in and defend any action or proceeding arising under, occurring out of, or in any manner connected with said Leases or the obligations, duties or liabilities of Assignor or any tenant thereunder, and upon request by Assignee, to do so in the name and on behalf of Assignee, but at the expense of Assignor; [i] that Assignor will, upon the request of Assignee, execute and deliver to Assignee such further instruments and do and perform such other acts and things as Assignee reasonably may deem necessary or appropriate to make effective this Assignment and the various covenants of Assignor herein contained, and to more effectively vest in Assignee the sums due or hereafter to become due under the Leases, including, without limitation, the execution of such additional assignments as shall be deemed necessary by Assignee effectively to vest in Assignee all rents, income and profits from any and all Leases; [j] that, except for copies prior to an Event of Default of occupancy agreements with Licensees, Assignor will from time to time, promptly upon demand therefor, deliver to Assignee an executed counterpart of each and every Lease then affecting all or any portion of the Premises; and [k] that in the event any warranty or representation of Assignor herein shall be false, misleading or materially inaccurate or Assignor shall default in the observance or performance of any obligation, term, covenant or condition hereof, then, in each instance at the option of Assignee, after the giving by Assignee of any applicable notice and following the expiration of any period for cure provided for in the Loan Documents, the same shall vest Assignee with the absolute right to declare all sums evidenced thereby or due thereunder immediately due and payable and to exercise any and all rights and remedies provided thereunder and hereunder and under the other Loan Documents as well as such remedies as may be available at law or in equity, all of which rights and remedies shall be cumulative.

         4. ADDITIONAL COVENANTS OF ASSIGNOR. Assignor covenants and agrees that Assignor will not, without first obtaining in each instance the prior written consent of Assignee: [a] enter into any Lease without the prior written consent of Assignee, which consent may be granted or withheld in the sole and absolute discretion of Assignee; [b] either cancel any Lease nor accept a surrender thereof (except that Assignor may, with the prior written consent of Assignee and provided the reason for any refusal by Assignee so to consent is not patently unreasonable or capricious, terminate a Lease for which the tenant thereunder is in default); [c] either reduce the rent payable under any Lease or accept payment of any installment of rent in advance of the due date thereof; [d] change, amend, alter or modify any Lease or any of the terms or provisions thereof, or grant any concession in connection therewith; [e] consent to the release or reduction of the obligations of the tenant under any Lease; [f] assign, pledge encumber or otherwise transfer any Lease or Assignor's rights thereunder; [g] consent to an assignment of tenant's interest under any Lease or to a subletting thereof, except to the extent any such assignment or subletting is specifically authorized by such Lease; or [h] incur any indebtedness to the tenant or guarantor of any Lease, for borrowed money or otherwise, which may under any circumstances be availed of as an offset against the rent or other payments due thereunder; and any of the above acts, if done without the consent of Assignee, shall be, at the option of Assignee, null and void, and shall constitute a default hereunder.

         5. APPEARANCE IN ACTIONS. Assignee shall have the right, at Assignor's sole cost and expense, to appear in and defend any action or proceeding arising under or out of or in any manner connected with any Lease or the obligations, duties or liabilities of the landlord or tenant thereunder, and Assignor agrees to pay immediately upon request of Assignor all costs and expenses of Assignee, including reasonable attorneys' fees, in any such action or proceeding in which the Assignee in its sole discretion may appear.
Assignor shall give prompt notice to Lender of any notice received by Assignor of default by landlord or tenant under any Lease, or of a purported termination or intention of a tenant to terminate a Lease, together with a complete copy of any such notice.

         6. DIRECTION TO TENANTS. Assignor hereby consents to and irrevocably authorizes and directs the tenants under the Leases and any successor to the interest of any of said tenants, upon demand and notice from Assignee of Assignee's right to receive the rents and other amounts under such Leases, to pay to Assignee the rents and other amounts due or to become due under the Leases, and said tenants shall have the right to rely upon such demand and notice from Assignee and shall pay such rents and other amounts to Assignee without any obligation or right to determine the actual existence of any default or event claimed by Assignee as the basis for Assignee's right to receive such rents and other amounts and notwithstanding any notice from or claim of Assignor to the contrary, and Assignor shall have no right to claim against said tenants for any such rents and other amounts so paid by said tenants to Assignee.

         7. ADDITIONAL RIGHTS UPON A DEFAULT. Upon the occurrence of a default under this Assignment or any of the other Loan Documents, Assignee, at its option, after the giving of any notice and expiration of opportunity for cure provided in the applicable Loan Documents, shall have the complete right, power and authority [a] without taking possession, to demand, collect and receive and sue for the rents and other sums payable under the Leases and, after deducting all reasonable costs and expenses of collection (including, without limitation, reasonable attorneys' fees) as determined by Assignee, apply the net proceeds thereof to the payment of any sums from time to time due under the Loan Documents; [b] to declare all sums due under the Loan Documents immediately due and payable, and, at the option of Assignee, to exercise any and all of the rights and remedies contained in the Loan Documents; and [c] without regard to the adequacy of any security for any of the Obligations described in SCHEDULE 1 hereto, at the option of Assignee, with or without process of law, personally or by agent or attorney, or by or by a receiver to be appointed by the court upon motion of Assignee, then and thereafter to enter upon, take and maintain possession of and operate the Premises, or any part thereof, together with all documents, books, records, papers, and accounts relating thereto and exclude Assignor and its agents and servants therefrom and hold, operate, manage and control the Premises or any part thereof as fully and to the same extent as Assignor could do if in possession and in such event, without limitation and at the expense of Assignor, from time to time, cause to be made all necessary or proper repairs, renewals, replacements, useful alterations, additions, betterments and improvements to the Premises, or any part thereof, as Assignee deems judicious, and pay taxes, assessments and prior or proper charges on the Premises, or any part thereof, and insure and reinsure the same, and lease the Premises, or any part thereof, for such terms and on such terms as Assignee deems desirable, including leases for terms expiring beyond the maturity of the indebtedness evidenced by any of the Loan Documents, and cancel any Lease or sublease thereof for any cause or on any ground which would entitle Assignor to cancel the same. Without limitation of the foregoing, Assignee, in addition to all other rights and remedies available to Assignee, shall be entitled to the appointment of a receiver of the rents, issues and profits of the Premises (including the Leases) as a matter of right and without notice, with power to collect such rents, issues and profits due and becoming due after default under this Assignment or the other Loan Documents, without regard to the value of the Premises (including the Leases) or the solvency of person or persons liable for the payment of the Obligations under the Loan Documents, and regardless of whether Assignee has an adequate remedy at law. Assignor for itself and any subsequent owner of the Premises (including the Leases) hereby waives any and all defenses to the application for a receiver, as above provided, and hereby specifically consents to such appointment without notice, except any notice required by law, but nothing herein contained is to be construed to deprive Assignee of any other right, remedy or privilege Assignee may have under the law to have a receiver appointed.

         8. APPLICATION OF AMOUNTS. After payment of all proper charges and expenses, including the just and reasonable compensation for the services of Assignee, its attorneys, agents, clerks, servants and others employed by Assignee in connection with the operation, management and control of the Premises and the conduct of the business thereof, and such further sums as may be sufficient to indemnify Assignee from and against any liability, loss or damage on account of any matter or thing done in good faith in pursuance of the rights and powers of Assignee hereunder, Assignee will credit the net amount of income which Assignee may receive by virtue of this Assignment and from the Premises to any and all amounts due or owing to Assignee from Assignor under the terms and provisions of the Loan Documents or otherwise in respect of any of the Obligations of Assignor to Assignee. The balance of such net income shall be released to or upon the order of Assignor. The manner of the application of such net income and the item or items which shall be credited shall be within the sole discretion of Assignee. In no event will the absolute assignment effected hereby reduce any sums due under any of the Loan Documents except to the extent, if any, that cash is actually received by Assignee and applied to the payment of such sums.

         9. LIMITATION OF LIABILITY. The acceptance by Assignee of this Assignment, with all of the rights, powers, privileges and authority so created, shall neither be deemed nor construed to constitute Assignee a mortgagee in possession nor at any time or in any event to impose any obligation whatsoever upon Assignee to appear in or defend any action or proceeding relating to the Leases or the Premises, or to take any action hereunder, or to expend any money or incur any expenses, or perform or discharge any obligation, duty or liability under the Leases, or to assume any obligation or responsibility for any security deposits or other deposits delivered to Assignor by any tenant and not assigned and delivered to Assignee, or render Assignee liable in any way for any injury or damage to person or property sustained by any person or entity in, on or about the Premises.

         10. SECURITY DEPOSITS. Upon any default (after the giving of any applicable required notice and/or expiration of cure provided under the Loan Documents) under this Assignment or the other Loan Documents, Assignor shall on demand of Assignee transfer to Assignee any security deposits held by Assignor under the terms of the Leases to be held by Assignee and applied in accordance with the provisions of the Leases. Until Assignee makes such demand and the deposits are paid over to Assignee the Assignee assumes no responsibility for any such security deposits. Assignor at all times shall deposit the same in an account, separated from its general funds, and if such deposits are required by law to be refunded to the respective tenants with interest thereon, such account shall be an interest bearing account.

         11. ATTORNEY IN FACT. Assignor hereby irrevocably appoints Assignee and its successors and assigns as the agent and attorney in fact of Assignor, which appointment is coupled with an interest and is irrevocable, to exercise any rights or remedies hereunder and under the Leases and to execute and deliver during the term of this Assignment such instruments as Assignee may deem necessary to more effectively convey the Leases and the other interests hereunder to Assignee and to provide constructive notice to third parties of this Assignment.

         12. NO WAIVERS. No modifications, indulgences, waivers, compromises, settlements, or variations of any of the terms of any of the Loan Documents shall impair in any manner any of the rights and remedies of Assignee under this Assignment. Assignor agrees that neither the collection of rents and the application thereof by Assignee to the payment of any of the sums due under the Loan Documents and otherwise as authorized by this Assignment, nor the entry upon and taking of possession of the Premises, or any part thereof, by Assignee shall cure or waive any default, or waive, modify or affect any notice of default under any of the Loan Documents, or invalidate any act done pursuant to such notice, and the enforcement of such rights and remedies by Assignee, once exercised, shall continue for so long as Assignee shall elect. If Assignee shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent default.

         13. REMEDIES CUMULATIVE. The rights and remedies of Assignee hereunder are cumulative and not in lieu of, but are in addition to, any rights or remedies which Assignee shall have under any of the Loan Documents, or at law or in equity, which rights and remedies may be exercised by Assignee either prior to, simultaneously with, or subsequent to, any action taken hereunder. The rights and remedies of Assignee may be exercised from time to time and as often as such exercise is deemed expedient, and the failure of Assignee to avail itself of any of the terms, provisions and conditions of this Assignment for any period of time, at any time or times, shall not be construed or deemed to be a waiver of any rights under the terms hereof.

         14. RIGHTS SURVIVE FORECLOSURE PROCEEDING. The right of Assignee to collect and receive the rents assigned hereunder or to take possession of the Premises, or to exercise any of the rights or powers herein granted to Assignee shall, to the extent not prohibited by law, also extend to the period from and after the filing of any suit to foreclose any lien created under any of the Loan Documents pertaining to the Premises, including any period allowed by law for the redemption of the Premises after any foreclosure sale.

         15. INDEMNIFICATION. Assignor agrees to indemnify and hold Assignee harmless of, from and against any and all liability, loss, damage or expense, which Assignee may or might incur under or by reason of this Assignment, and of and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking on the part of Assignee (other than obligations or undertakings of Assignee alleged to have arisen after the time, if applicable, at which Assignee entered into possession of the Premises) to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Assignee incur any such liability, loss or damage under or by reason of this Assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest thereon at the Index Rate of Lender plus 2%, shall be payable out of amounts collected by Assignee pursuant to this Assignment and the other Loan Documents, and Assignor shall reimburse Assignee therefor immediately upon demand, and upon failure of Assignor so to do, the same shall be a default hereunder, and Assignee may at Assignee's sole option exercise all rights and remedies available to Assignee thereupon under this Assignment and the other Loan Documents.

         16.     MISCELLANEOUS.
                 -------------

                 A. This Assignment shall be assignable by Assignee and all representations, warranties, covenants, powers and rights herein contained shall be binding upon, and inure to the benefit of, Assignor and Assignee and their respective successors and assigns.

                 B. Except for any notice required under applicable law to be given in another manner, any notice given hereunder shall be given in the manner stipulated by the Reimbursement Agreements described in SCHEDULE 1 hereto. Nothing contained in this Assignment shall be deemed to waive or modify in any respect any prohibition, restriction or condition contained in any mortgage from Assignor to Assignee applicable to Assignor's entering into any Lease of all or any part of the Premises or in any other Loan Document.

                 C. This Assignment may be executed, acknowledged and delivered in any number of counterparts and each such counterpart shall constitute an original, but together such counterparts shall constitute only one instrument.

                 D. If any one or more of the provisions of this Assignment, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Assignment and all other applications of any such provision shall not be affected thereby.

                 E. Upon any sale, conveyance, transfer or exchange of all or a part of the Premises, the term "Assignor" as used herein shall include the transferee or grantee in such transaction. The preceding sentence shall not be deemed to permit any sale, conveyance, transfer or exchange which is prohibited or restricted by the terms of any of the Loan Documents.

                 F. The captions and headings of the various sections of this Assignment are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

                 G. This Assignment contains the final, complete and exclusive agreement of Assignor and Assignee concerning its subject matter, and may not be modified except in a writing signed by each of Assignor and Assignee.

         17. GOVERNING LAW. This Assignment was negotiated in the Commonwealth of Kentucky, the Reimbursement Agreements were delivered by Assignor and accepted by Assignee in the Commonwealth of Kentucky, and the Letters of Credit were issued from the Commonwealth of Kentucky, which state Assignor and Assignee agree has a substantial relationship to Assignor and Assignee and to the underlying transaction in connection with which this Assignment was granted. This Assignment, including matters of construction, validity and performance, and the obligations arising hereunder, shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky applicable to contracts made and performed in such state and any applicable law of the United States of America except to the extent that the real and personal property laws of the State of Florida, including laws relating to the perfection, priority and enforcement of interests in real property located in Florida, necessarily shall apply to enforcement of this Assignment. Assignor hereby irrevocably agrees that any legal action, suit, or proceeding against Assignor with respect to the obligations or liabilities of Assignor or any other matter under or arising out of or in connection with this Assignment or the other Loan Documents or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the United States Courts for the Western District of Kentucky, or in the courts of the Commonwealth of Kentucky, as Lender may elect, and by execution and delivery of this Assignment, Assignor hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts IN PERSONA, generally and unconditionally with respect to any such action, suit, or proceeding for Assignor and in respect of Assignor's property. Assignor further agrees that final judgment against Assignor in any action, suit or proceeding referred to herein shall be conclusive and may be enforced in any other jurisdiction, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of the indebtedness of Assignor.

         18. WAIVER OF TRIAL BY JURY. THE ASSIGNOR AND ASSIGNEE ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY KNOWINGLY AND VOLUNTARILY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS ASSIGNMENT OR THE OTHER LOAN DOCUMENTS.

          <THE BALANCE OF THIS PAGE INTENTIONALLY HAS BEEN LEFT BLANK>

        IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

                                  "ASSIGNOR"

Signed, acknowledged and          ARBOR HEALTH CARE COMPANY, a
delivered in the presence          Delaware corporation
of:



__________________________             By: ___________________________
       Signature

__________________________             Printed Name: _________________
     Printed Name

                                       Title: ________________________

__________________________
       Signature

__________________________
      Printed Name


STATE OF _______________ )
                         : SS
COUNTY OF ______________ )

                 The foregoing instrument was acknowledged before me this ____ day of February, 1996, by ______________________________ (name)as _____________
(title) of Arbor Health Care Company, a Delaware corporation, on behalf of the corporation.
He/She:
(check one) ______                is personally known to me, or has
            ______                produced ____________________________
                                  as identification.


                                  __________________________________________

                                  __________________________________________
                                  Name: (Please Print)
                                  Notary Public, State of __________________
[AFFIX NOTARY SEAL]

                                   SCHEDULE 1
                                   ----------
                                       TO
                  ASSIGNMENT OF LEASES AND RENTS ("AGREEMENT)
                       BETWEEN ARBOR HEALTH CARE COMPANY
                           AND BANK ONE, KENTUCKY, NA

                          (DESCRIPTION OF OBLIGATIONS)


                 The "OBLIGATIONS" referred to in the foregoing Agreement are as follows:

                 A. All indebtedness, liabilities and obligations arising under or evidenced by, and the performance of all covenants, conditions and agreements undertaken by each of the Borrowers hereinafter described in connection with, each of the following documents, including any renewals, extensions and amendments of any of them or substitutions or replacements for any of them (referred to hereinafter as the "REIMBURSEMENT AGREEMENT"):

                          (1)     Reimbursement Agreement dated as of February
12, 1996, to which Arbor Health Care Company, a Delaware corporation ("ARBOR"), Marshall Properties, Inc., an Ohio corporation ("MARSHALL") (Arbor and Marshall are referred to each individually as a "BORROWER" and collectively as the "BORROWERS"), and Bank One, Kentucky, NA, a national banking association ("LENDER"), are parties, referable to Letter of Credit No. S-6122 in the face amount of $27,506,250 issued by Lender for the joint and several account of Borrowers (the "LETTER OF CREDIT") as security for Promissory Note (Series 1996A-1) and Promissory Note (Series 1996A-2), both dated as of February 15, 1996, made jointly and severally by Borrowers to the order of Capital One Funding Corporation ("CAPITAL") in face principal amount of $13,500,000 and maturing on February 1, 2003.

                 B. The payment, performance and discharge of any and all obligations and liabilities of each Borrower, whether direct or indirect, absolute or contingent, due or not due, now existing or hereafter arising, in conjunction with issuance of the Letter of Credit (collectively, together with any extensions, renewals, amendments, substitutions or replacements thereof and therefor, the "LETTER OF CREDIT"), including but not limited to the obligations of each Borrower contained in any and all applications for the Letter of Credit (collectively, the "APPLICATIONS") executed and delivered as a condition to issuance of the Letter of Credit, and to pay on demand all drafts drawn under the Letter of Credit, and to reimburse Lender on demand of Lender for any amounts advanced by Lender for the account of either Borrower, at the option and in the exercise of the sole and absolute discretion of Lender, to satisfy such drafts, and to indemnify Lender from all loss or liability incurred by Lender in connection with the issuance of the Letter of Credit; and the payment of all fees and all other sums due under, and the performance of all covenants, conditions and other obligations due under or in connection with, the Reimbursement Agreement, the Applications, and any security agreements, mortgages, deeds of trust, guaranties, pledge agreements, assignments, subordination agreements, and any other documents or instruments heretofore, contemporaneously herewith or hereafter entered into by any Borrower or any other person or entity, with or for the benefit of Lender to evidence, secure or guarantee payment of the Letter of Credit, or otherwise entered into in connection with the Letter of Credit (such security agreements, mortgages, deeds of trust, guaranties, pledge agreements, assignments, subordination agreements, and other documents and instruments evidencing, securing, guaranteeing or otherwise entered into in connection with the Letter of Credit are referred to collectively as the "LOAN DOCUMENTS").

                 C. All expenses, costs and charges, of any nature whatsoever, including, without limitation, taxes, assessments, insurance premiums, repairs, rent, storage costs, expenses of collection and sale, and reasonable attorneys' fees, incurred by or for the account of Lender in preserving collateral for the Obligations and/or enforcing or seeking to enforce any of the rights and remedies of Lender under any of the Loan Documents.

                                   EXHIBIT A
                                   ---------
                                       to
                         Assignment of Leases and Rents

         From the Northwest corner of the East Half of the Southeast Quarter of
         Section 24, Township 27 South, Range 36 East, Brevard County, Florida, run North 88 degrees 11 minutes 30 seconds East along the South right of way line of Sarno Road and the North line of the Southeast Quarter of Section 24 a distance of 100.00 feet to the POINT OF BEGINNING of the herein described parcel; thence continue North 88 degrees 11 minutes 30 seconds East along the South right of way line of Sarno Road a distance of 977.04 feet to the West line of property described in Brevard County Official Records Book 823, Page 230; thence South 01 degrees 48 minutes 30 seconds East along said West line a distance of
         200.00 feet; thence South 88 degrees 11 minutes 30 seconds West 135.00 feet; thence South 01 degrees 48 minutes 30 seconds East 187.00 feet; thence South 88 degrees 11 minutes 30 seconds West 859.34 feet; thence North 00 degrees 45 minutes 03 seconds East parallel with the West line of the East Half of Southwest Quarter of Section 24 a distance of
         387.39 feet to the POINT OF BEGINNING.

         Together with an ingress/egress easement through and upon the South 30 feet of that certain property described in Official Records Book 1328, Page 945, the Public Records of Brevard County, Florida.

         TAX ID #27-36-24-00-750.1

THIS INSTRUMENT PREPARED BY:



____________________________
Arthur A. Rouse, Esq.
WYATT, TARRANT & COMBS
2700 Citizens Plaza
Louisville, Kentucky 40202
(502) 589-5235


                         ASSIGNMENT OF LEASES AND RENTS
                         ------------------------------
                            (CLERMONT COUNTY, OHIO)

                 THIS ASSIGNMENT OF LEASES AND RENTS (the "Assignment") is executed actually on the date indicated in the notarial certificate affixed hereto but is made effective as of February 12, 1996 by [i] MARSHALL PROPERTIES, INC., an Ohio corporation ("Assignor"), having a mailing address of 1100 Shawnee Road, Box 840, Lima, Ohio in favor of [ii] BANK ONE, KENTUCKY, NA, a national banking association, having a mailing address of 416 West Jefferson Street, Louisville, Jefferson County, Kentucky 40232 ("Assignee");


                              W I T N E S S E T H:
                              -------------------
                 WHEREAS, Assignor is obligated to Assignee under and in connection with the Reimbursement Agreements and the Letters of Credit and the other "Obligations" more particularly described in SCHEDULE 1 attached and made a part hereof; and

                 WHEREAS, in connection with the execution and delivery of the Reimbursement Agreements, Assignee has required that Assignor absolutely assign and convey to Assignee all of Assignor's right, title and interest in, to and under any and all leases (hereinafter collectively referred to as the "LEASES" and singularly as a "LEASE") now or hereafter in existence (as amended or supplemented from time to time) and covering space in or applicable to the real estate more particularly described in EXHIBIT A attached to and made a part hereof (hereinafter referred to as the "PREMISES"), and Assignor desires and intends by this Assignment to absolutely assign and convey to Assignee all of Assignor's right, title and interest in, to and under the Leases;

                 NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, Assignor agrees as follows:

         1. ABSOLUTE ASSIGNMENT. Assignor does hereby absolutely sell, assign, transfer, convey and set over unto Assignee and its successors and assigns, all of the right, title and interest of Assignor in, to and under the Leases, together with all rents, earnings, income, issues and profits, arising from either the

Premises, the Leases, or both the Premises and the Leases, and all other sums due or to become due under and pursuant thereto in each case (including but not limited to any early termination or other fees or charges payable by any tenant thereunder and any award or damages payable to Assignor pursuant to any bankruptcy, insolvency or reorganization proceeding affecting any tenant), together with any and all guaranties of or under any of said Leases, and security therefor, and together with all rights, powers, privileges, options and other benefits of Assignor in its capacity as lessor under the Leases, including, without limitation: the immediate and continuing right to receive and collect all rents, income, revenues, issues, profits, fees, condemnation awards, insurance proceeds, moneys and security payable or receivable under the Leases or pursuant to any of the provisions thereof, whether as rent or otherwise, the right to make all waivers and agreements, to give and receive all notices, consents and releases, and to take such action and exercise such remedies upon the happening of a default under any Lease, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of any Lease or by any law, and to do any and all other things whatsoever which the Assignor is or may become entitled to do under any such Lease. Notwithstanding the provisions of this
Section 1, so long as no default shall exist under any of the Loan Documents defined in SCHEDULE 1 ("LOAN DOCUMENTS"), and no event shall have occurred which by the lapse of time or the giving of notice, or both, has or would become an event of default thereunder, Assignor shall have the right and license to occupy the Premises as landlord or otherwise and to collect, use and enjoy the rents, issues and profits and other sums payable under and by virtue of any Lease (but only as the same become due under the provisions of such Lease) and to enforce (subject to the provisions of this Assignment) the covenants of the Leases.

         2. DURATION OF ASSIGNMENT. This Assignment is made and given and shall remain in full force and effect until the payment, performance and observance, as applicable, of all of the terms, covenants and conditions to be paid, performed or observed under each of the Loan Documents, and promptly upon request of Assignor thereafter Assignee shall, at the cost and expense of Assignor and conditioned upon payment by Assignor of such costs and expenses, cause this Assignment (if the same has been recorded) to be released of record.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNOR. Assignor represents, warrants, covenants and agrees: [a] that Assignor has good right and authority to make this Assignment, and Assignor holds the entire and unencumbered rights of the landlord under each of the Leases; [b] that neither Assignor nor any predecessor lessor has heretofore alienated, assigned, pledged or otherwise disposed of or encumbered the Leases or any of the sums due or to become due thereunder and that neither Assignor nor any predecessor lessor has performed any acts or executed any other instruments which might prevent Assignee from operating under any of the terms and conditions of this Assignment or which would limit Assignee in such operation; [c] that, except for any deposits received in the ordinary course of business from occupants of the Premises for which the Premises are duly licensed (collectively, the "LICENSEES"), Assignor has not accepted or collected rent or any other payments under any Lease for any period subsequent to the current period for which such rent or other payment has already become due and payable; [d] that Assignor has not executed or granted any amendment or modification whatever of any of the Leases, either orally or in writing, except as theretofore disclosed in writing by Assignor to Assignee (and approved by Assignee, if such approval be required hereunder or under any other Loan Document); [e] that, excepting any defaults under agreements with Licensees, there is no default under any of the Leases now existing and no event has occurred and is continuing which, with the lapse of time or the giving of notice or both, would constitute an event of default under any of the Leases; [f] that Assignor will observe, perform and discharge, duly and punctually, all and singular the obligations, terms, covenants, conditions and warranties of the Loan Documents, this Assignment, and each other Lease, on the part of Assignor to be kept, observed and performed; [g] to enforce the performance of each and every obligation, term, covenant, condition and agreement in said Leases by any tenant to be performed; [h] to appear in and defend any action or proceeding arising under, occurring out of, or in any manner connected with said Leases or the obligations, duties or liabilities of Assignor or any tenant thereunder, and upon request by Assignee, to do so in the name and on behalf of Assignee, but at the expense of Assignor; [i] that Assignor will, upon the request of Assignee, execute and deliver to Assignee such further instruments and do and perform such other acts and things as Assignee reasonably may deem necessary or appropriate to make effective this Assignment and the various covenants of Assignor herein contained, and to more effectively vest in Assignee the sums due or hereafter to become due under the Leases, including, without limitation, the execution of such additional assignments as shall be deemed necessary by Assignee effectively to vest in Assignee all rents, income and profits from any and all Leases; [j] that, except for copies prior to an Event of Default of occupancy agreements with Licensees, Assignor will from time to time, promptly upon demand therefor, deliver to Assignee an executed counterpart of each and every Lease then affecting all or any portion of the Premises; and [k] that in the event any warranty or representation of Assignor herein shall be false, misleading or materially inaccurate or Assignor shall default in the observance or performance of any obligation, term, covenant or condition hereof, then, in each instance at the option of Assignee, after the giving by Assignee of any applicable notice and following the expiration of any period for cure provided for in the Loan Documents, the same shall vest Assignee with the absolute right to declare all sums evidenced thereby or due thereunder immediately due and payable and to exercise any and all rights and remedies provided thereunder and hereunder and under the other Loan Documents as well as such remedies as may be available at law or in equity, all of which rights and remedies shall be cumulative.

         4. ADDITIONAL COVENANTS OF ASSIGNOR. Assignor covenants and agrees that Assignor will not, without first obtaining in each instance the prior written consent of Assignee: [a] enter into any Lease without the prior written consent of Assignee, which consent may be granted or withheld in the sole and absolute discretion of Assignee; [b] either cancel any Lease nor accept a surrender thereof (except that Assignor may, with the prior written consent of Assignee and provided the reason for any refusal by Assignee so to consent is not patently unreasonable or capricious, terminate a Lease for which the tenant thereunder is in default); [c] either reduce the rent payable under any Lease or accept payment of any installment of rent in advance of the due date thereof; [d] change, amend, alter or modify any Lease or any of the terms or provisions thereof, or grant any concession in connection therewith; [e] consent to the release or reduction of the obligations of the tenant under any Lease; [f] assign, pledge encumber or otherwise transfer any Lease or Assignor's rights thereunder; [g] consent to an assignment of tenant's interest under any Lease or to a subletting thereof, except to the extent any such assignment or subletting is specifically authorized by such Lease; or [h] incur any indebtedness to the tenant or guarantor of any Lease, for borrowed money or otherwise, which may under any circumstances be availed of as an offset against the rent or other payments due thereunder; and any of the above acts, if done without the consent of Assignee, shall be, at the option of Assignee, null and void, and shall constitute a default hereunder.

         5. APPEARANCE IN ACTIONS. Assignee shall have the right, at Assignor's sole cost and expense, to appear in and defend any action or proceeding arising under or out of or in any manner connected with any Lease or the obligations, duties or liabilities of the landlord or tenant thereunder, and Assignor agrees to pay immediately upon request of Assignor all costs and expenses of Assignee, including reasonable attorneys' fees, in any such action or proceeding in which the Assignee in its sole discretion may appear.
Assignor shall give prompt notice to Lender of any notice received by Assignor of default by landlord or tenant under any Lease, or of a purported termination or intention of a tenant to terminate a Lease, together with a complete copy of any such notice.

         6. DIRECTION TO TENANTS. Assignor hereby consents to and irrevocably authorizes and directs the tenants under the Leases and any successor to the interest of any of said tenants, upon demand and notice from Assignee of Assignee's right to receive the rents and other amounts under such Leases, to pay to Assignee the rents and other amounts due or to become due under the Leases, and said tenants shall have the right to rely upon such demand and notice from Assignee and shall pay such rents and other amounts to Assignee without any obligation or right to determine the actual existence of any default or event claimed by Assignee as the basis for Assignee's right to receive such rents and other amounts and notwithstanding any notice from or claim of Assignor to the contrary, and Assignor shall have no right to claim against said tenants for any such rents and other amounts so paid by said tenants to Assignee.

         7. ADDITIONAL RIGHTS UPON A DEFAULT. Upon the occurrence of a default under this Assignment, or any of the other Loan Documents, Assignee, at its option, after the giving of any notice and expiration of opportunity for cure provided in the applicable Loan Documents, shall have the complete right, power and authority [a] without taking possession, to demand, collect and receive and sue for the rents and other sums payable under the Leases and, after deducting all reasonable costs and expenses of collection (including, without limitation, reasonable attorneys' fees) as determined by Assignee, apply the net proceeds thereof to the payment of any sums from time to time due under the Loan Documents; [b] to declare all sums due under the Loan Documents immediately due and payable, and, at the option of Assignee, to exercise any and all of the rights and remedies contained in the Loan Documents; and [c] without regard to the adequacy of any security for any of the Obligations described in SCHEDULE 1 hereto, at the option of Assignee, with or without process of law, personally or by agent or attorney, or by or by a receiver to be appointed by the court upon motion of Assignee, then and thereafter to enter upon, take and maintain possession of and operate the Premises, or any part thereof, together with all documents, books, records, papers, and accounts relating thereto and exclude Assignor and its agents and servants therefrom and hold, operate, manage and control the Premises or any part thereof as fully and to the same extent as Assignor could do if in possession and in such event, without limitation and at the expense of Assignor, from time to time, cause to be made all necessary or proper repairs, renewals, replacements, useful alterations, additions, betterments and improvements to the Premises, or any part thereof, as Assignee deems judicious, and pay taxes, assessments and prior or proper charges on the Premises, or any part thereof, and insure and reinsure the same, and lease the Premises, or any part thereof, for such terms and on such terms as Assignee deems desirable, including leases for terms expiring beyond the maturity of the indebtedness evidenced by any of the Loan Documents, and cancel any Lease or sublease thereof for any cause or on any ground which would entitle Assignor to cancel the same. Without limitation of the foregoing, Assignee, in addition to all other rights and remedies available to Assignee, shall be entitled to the appointment of a receiver of the rents, issues and profits of the Premises (including the Leases) as a matter of right and without notice, with power to collect such rents, issues and profits due and becoming due after default under this Assignment, or the other Loan Documents, without regard to the value of the

Premises (including the Leases) or the solvency of person or persons liable for the payment of the other Obligations under the Loan Documents, and regardless of whether Assignee has an adequate remedy at law. Assignor for itself and any subsequent owner of the Premises (including the Leases) hereby waives any and all defenses to the application for a receiver, as above provided, and hereby specifically consents to such appointment without notice, except any notice required by law, but nothing herein contained is to be construed to deprive Assignee of any other right, remedy or privilege Assignee may have under the law to have a receiver appointed.

         8. APPLICATION OF AMOUNTS. After payment of all proper charges and expenses, including the just and reasonable compensation for the services of Assignee, its attorneys, agents, clerks, servants and others employed by Assignee in connection with the operation, management and control of the Premises and the conduct of the business thereof, and such further sums as may be sufficient to indemnify Assignee from and against any liability, loss or damage on account of any matter or thing done in good faith in pursuance of the rights and powers of Assignee hereunder, Assignee will credit the net amount of income which Assignee may receive by virtue of this Assignment and from the Premises to any and all amounts due or owing to Assignee from Assignor under the terms and provisions of the Loan Documents or otherwise in respect of any of the Obligations of Assignor to Assignee. The balance of such net income shall be released to or upon the order of Assignor. The manner of the application of such net income and the item or items which shall be credited shall be within the sole discretion of Assignee. In no event will the absolute assignment effected hereby reduce any sums due under any of the Loan Documents except to the extent, if any, that cash is actually received by Assignee and applied to the payment of such sums.

         9. LIMITATION OF LIABILITY. The acceptance by Assignee of this Assignment, with all of the rights, powers, privileges and authority so created, shall neither be deemed nor construed to constitute Assignee a mortgagee in possession nor at any time or in any event to impose any obligation whatsoever upon Assignee to appear in or defend any action or proceeding relating to the Leases or the Premises, or to take any action hereunder, or to expend any money or incur any expenses, or perform or discharge any obligation, duty or liability under the Leases, or to assume any obligation or responsibility for any security deposits or other deposits delivered to Assignor by any tenant and not assigned and delivered to Assignee, or render Assignee liable in any way for any injury or damage to person or property sustained by any person or entity in, on or about the Premises.

         10. SECURITY DEPOSITS. Upon any default (after the giving of any applicable required notice and/or expiration of cure provided under the Loan Documents) under this Assignment, the other Loan

Documents, Assignor shall on demand of Assignee transfer to Assignee any security deposits held by Assignor under the terms of the Leases to be held by Assignee and applied in accordance with the provisions of the Leases. Until Assignee makes such demand and the deposits are paid over to Assignee the Assignee assumes no responsibility for any such security deposits. Assignor at all times shall deposit the same in an account, separated from its general funds, and if such deposits are required by law to be refunded to the respective tenants with interest thereon, such account shall be an interest bearing account.

         11. ATTORNEY IN FACT. Assignor hereby irrevocably appoints Assignee and its successors and assigns as the agent and attorney in fact of Assignor, which appointment is coupled with an interest and is irrevocable, to exercise any rights or remedies hereunder and under the Leases and to execute and deliver during the term of this Assignment such instruments as Assignee may deem necessary to more effectively convey the Leases and the other interests hereunder to Assignee and to provide constructive notice to third parties of this Assignment.

         12. NO WAIVERS. No modifications, indulgences, waivers, compromises, settlements, or variations of any of the terms of any of the Loan Documents shall impair in any manner any of the rights and remedies of Assignee under this Assignment. Assignor agrees that neither the collection of rents and the application thereof by Assignee to the payment of any of the sums due under the Loan Documents and otherwise as authorized by this Assignment, nor the entry upon and taking of possession of the Premises, or any part thereof, by Assignee shall cure or waive any default, or waive, modify or affect any notice of default under any of the Loan Documents, or invalidate any act done pursuant to such notice, and the enforcement of such rights and remedies by Assignee, once exercised, shall continue for so long as Assignee shall elect. If Assignee shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent default.

         13. REMEDIES CUMULATIVE. The rights and remedies of Assignee hereunder are cumulative and not in lieu of, but are in addition to, any rights or remedies which Assignee shall have under any of the Loan Documents, or at law or in equity, which rights and remedies may be exercised by Assignee either prior to, simultaneously with, or subsequent to, any action taken hereunder. The rights and remedies of Assignee may be exercised from time to time and as often as such exercise is deemed expedient, and the failure of Assignee to avail itself of any of the terms, provisions and conditions of this Assignment for any period of time, at any time or times, shall not be construed or deemed to be a waiver of any rights under the terms hereof.

         14. RIGHTS SURVIVE FORECLOSURE PROCEEDING. The right of Assignee to collect and receive the rents assigned hereunder or to take possession of the Premises, or to exercise any of the rights or powers herein granted to Assignee shall, to the extent not prohibited by law, also extend to the period from and after the filing of any suit to foreclose any lien created under any of the Loan Documents pertaining to the Premises, including any period allowed by law for the redemption of the Premises after any foreclosure sale.

         15. INDEMNIFICATION. Assignor agrees to indemnify and hold Assignee harmless of, from and against any and all liability, loss, damage or expense, which Assignee may or might incur under or by reason of this Assignment, and of and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking on the part of Assignee (other than obligations or undertakings of Assignee alleged to have arisen after the time, if applicable, at which Assignee entered into possession of the Premises) to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Assignee incur any such liability, loss or damage under or by reason of this Assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest thereon at the Index Rate of Lender plus 2% shall be payable out of amounts collected by Assignee pursuant to this Assignment and the other Loan Documents, and Assignor shall reimburse Assignee therefor immediately upon demand, and upon failure of Assignor so to do, the same shall be a default hereunder, and Assignee may at Assignee's sole option exercise all rights and remedies available to Assignee thereupon under this Assignment and the other Loan Documents.

         16.     MISCELLANEOUS.
                 -------------

                 A. This Assignment shall be assignable by Assignee and all representations, warranties, covenants, powers and rights herein contained shall be binding upon, and inure to the benefit of, Assignor and Assignee and their respective successors and assigns.

                 B. Except for any notice required under applicable law to be given in another manner, any notice given hereunder shall be given in the manner stipulated by the Reimbursement Agreements described in SCHEDULE 1 hereto. Nothing contained in this Assignment shall be deemed to waive or modify in any respect any prohibition, restriction or condition contained in any mortgage from Assignor to Assignee applicable to Assignor's entering into any Lease of all or any part of the Premises or in any other Loan Document.

                 C. This Assignment may be executed, acknowledged and delivered in any number of counterparts and each such counterpart shall constitute an original, but together such counterparts shall constitute only one instrument.

                 D. If any one or more of the provisions of this Assignment, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Assignment and all other applications of any such provision shall not be affected thereby.

                 E. Upon any sale, conveyance, transfer or exchange of all or a part of the Premises, the term "Assignor" as used herein shall include the transferee or grantee in such transaction. The preceding sentence shall not be deemed to permit any sale, conveyance, transfer or exchange which is prohibited or restricted by the terms of any of the Loan Documents.

                 F. The captions and headings of the various sections of this Assignment are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

                 G. This Assignment contains the final, complete and exclusive agreement of Assignor and Assignee concerning its subject matter, and may not be modified except in a writing signed by each of Assignor and Assignee.

         17. GOVERNING LAW. This Assignment was negotiated in the Commonwealth of Kentucky, the Reimbursement Agreements were delivered by Assignor and accepted by Assignee in the Commonwealth of Kentucky, and the Letters of Credit were issued from the Commonwealth of Kentucky, which state Assignor and Assignee agree has a substantial relationship to Assignor and Assignee and to the underlying transaction in connection with which this Assignment was granted. This Assignment, including matters of construction, validity and performance, and the obligations arising hereunder, shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky applicable to contracts made and performed in such state and any applicable law of the United States of America except to the extent that the real and personal property laws of the State of Ohio, including laws relating to the perfection, priority and enforcement of interests in real property located in Ohio, necessarily shall apply to enforcement of this Assignment. Assignor hereby irrevocably agrees that any legal action, suit, or proceeding against Assignor with respect to the obligations or liabilities of Assignor or any other matter under or arising out of or in connection with this Assign-ment or the other Loan Documents or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the United States Courts for the Western District of Kentucky, or in the courts of the Commonwealth of Kentucky, as Lender may elect, and by execution and delivery of this Assignment, Assignor hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts IN PERSONA, generally and unconditionally with respect to any such action, suit, or proceeding for Assignor and in respect of Assignor's property. Assignor further agrees that final judgment against Assignor in any action, suit or proceeding referred to herein shall be conclusive and may be enforced in any other jurisdiction, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of the indebtedness of Assignor.

         18. WAIVER OF TRIAL BY JURY. THE ASSIGNOR AND ASSIGNEE ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY KNOWINGLY AND VOLUNTARILY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS ASSIGNMENT OR THE OTHER LOAN DOCUMENTS.

          <THE BALANCE OF THIS PAGE INTENTIONALLY HAS BEEN LEFT BLANK>

        IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

                                  "ASSIGNOR"

Signed, acknowledged and          MARSHALL PROPERTIES, INC., an
delivered in the presence          Ohio corporation
of:



__________________________             By: ___________________________
       Signature

__________________________             Printed Name: _________________
     Printed Name

                                       Title: ________________________

__________________________
       Signature

__________________________
      Printed Name


STATE OF OHIO      )
                   )SS:
COUNTY OF _________)

        The foregoing instrument was acknowledged before me this _____ day of February, 1996, by _______________________________(name) as __________________
(title) of Marshall Properties, Inc., an Ohio corporation, on behalf of the corporation.


                 My commission expires: _________________________.


                                     _________________________________________
                                     NOTARY PUBLIC
[AFFIX NOTARY SEAL]

                                   SCHEDULE 1
                                   ----------
                                       TO
             ASSIGNMENT OF LEASES AND RENTS AGREEMENT ("AGREEMENT)
                       BETWEEN MARSHALL PROPERTIES, INC.
                           AND BANK ONE, KENTUCKY, NA

                          (DESCRIPTION OF OBLIGATIONS)


                 The "OBLIGATIONS" referred to in the foregoing Agreement are as follows:

                 A. All indebtedness, liabilities and obligations arising under or evidenced by, and the performance of all covenants, conditions and agreements undertaken by each of the Borrowers hereinafter described in connection with, each of the following documents, including any renewals, extensions and amendments of any of them or substitutions or replacements for any of them (referred to hereinafter as the "REIMBURSEMENT AGREEMENT"):

                          (1)     Reimbursement Agreement dated as of February
12, 1996, to which Arbor Health Care Company, a Delaware corporation ("ARBOR"), Marshall Properties, Inc., an Ohio corporation ("MARSHALL") (Arbor and Marshall are referred to each individually as a "BORROWER" and collectively as the "BORROWERS"), and Bank One, Kentucky, NA, a national banking association ("LENDER"), are parties, referable to Letter of Credit No. S-6122 in the face amount of $27,506,250 issued by Lender for the joint and several account of Borrowers (the "LETTER OF CREDIT") as security for Promissory Note (Series 1996A-1) and Promissory Note (Series 1996A-2), both dated as of February 15, 1996, made jointly and severally by Borrowers to the order of Capital One Funding Corporation ("CAPITAL") in face principal amount of $13,500,000 and maturing on February 1, 2003.

                 B. The payment, performance and discharge of any and all obligations and liabilities of each Borrower, whether direct or indirect, absolute or contingent, due or not due, now existing or hereafter arising, in conjunction with issuance of the Letter of Credit (collectively, together with any extensions, renewals, amendments, substitutions or replacements thereof and therefor, the "LETTER OF CREDIT"), including but not limited to the obligations of each Borrower contained in any and all applications for the Letter of Credit (collectively, the "APPLICATIONS") executed and delivered as a condition to issuance of the Letter of Credit, and to pay on demand all drafts drawn under the Letter of Credit, and to reimburse Lender on demand of Lender for any amounts advanced by Lender for the account of either Borrower, at the option and in the exercise of the sole and absolute discretion of Lender, to satisfy such drafts, and to indemnify Lender from all loss or liability incurred by Lender in connection with the issuance of the Letter of Credit; and the payment of all fees and all other sums due under, and the performance of all covenants, conditions and other obligations due under or in connection with, the Reimbursement Agreement, the Applications, and any security agreements, mortgages, deeds of trust, guaranties, pledge agreements, assignments, subordination agreements, and any other documents or instruments heretofore, contemporaneously herewith or hereafter entered into by any Borrower or any other person or entity, with or for the benefit of Lender to evidence, secure or guarantee payment of the Letter of Credit, or otherwise entered into in connection with the Letter of Credit (such security agreements, mortgages, deeds of trust, guaranties, pledge agreements, assignments, subordination agreements, and other documents and instruments evidencing, securing, guaranteeing or otherwise entered into in connection with the Letter of Credit are referred to collectively as the "LOAN DOCUMENTS").

                 C. All expenses, costs and charges, of any nature whatsoever, including, without limitation, taxes, assessments, insurance premiums, repairs, rent, storage costs, expenses of collection and sale, and reasonable attorneys' fees, incurred by or for the account of Lender in preserving collateral for the Obligations and/or enforcing or seeking to enforce any of the rights and remedies of Lender under any of the Loan Documents.

                                   EXHIBIT A
                                   ---------
                                       to
                         Assignment of Leases and Rents

         Situated in the Township of Miami, County of Clermont, State of Ohio in Dix Military Survey Number 992, being more particularly described as follows: Beginning at an iron pin in the future south right-of-way line of Meadowcreek Drive said point being North 81 degrees 39 minutes 31 seconds West 664.00 feet North 78 degrees 52 minutes 51 seconds West 168.74 feet and South 13 degrees 53 minutes 48 seconds West 25.00 feet from the centerline intersection of said Drive and Cook Road; thence South 04 degrees 38 minutes 10 seconds West 433.96 feet to an iron pin; thence North 84 degrees 25 minutes 11 seconds West, 291.41 feet to an iron pipe; thence North 85 degrees 26 minutes 42 seconds West 245.76 feet to an iron pin; thence North 47 degrees 21 minutes 55 seconds West 165.00 feet to an iron pin; thence North 26 degrees 35 minutes 18 seconds West 265.18 feet to an iron pin; thence with the arc of a circle curving to the right and having a radius of 475.00 feet a distance of 252.98 feet; thence North 88 degrees 27 minutes 27 seconds East 289.40 feet; thence with the arc of a circle curving to the right and having a radius of 728.33 feet a distance of 222.55 feet; thence with the arc of a circle curving to the left and having a radius of 1765.99 feet a distance of 63.76 feet to the point of beginning containing 7.042 acres of land subject to legal highways and easements of record.